                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-4075

                     RIVERSOURCE INTERNATIONAL SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA ASIA PACIFIC EX-JAPAN FUND
(FORMERLY KNOWN AS THREADNEEDLE ASIA PACIFIC FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

COLUMBIA ASIA PACIFIC EX-JAPAN FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..................................    3

Manager Commentary.....................................    6

The Fund's Long-term Performance.......................   12

Fund Expenses Example..................................   14

Portfolio of Investments...............................   17

Statement of Assets and Liabilities....................   27

Statement of Operations................................   28

Statements of Changes in Net Assets....................   29

Financial Highlights...................................   30

Notes to Financial Statements..........................   36

Report of Independent Registered Public Accounting
  Firm.................................................   51

Federal Income Tax Information.........................   53

Board Members and Officers.............................   54

Proxy Voting...........................................   59



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Asia Pacific ex-Japan Fund (the Fund) Class R5 shares gained 21.06% for 12 months ended Oct. 31, 2010.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  All Country (MSCI AC) Asia Pacific Ex-Japan Index, which advanced 20.45% for the 12-month period.

> The Fund underperformed its peer group, the Lipper Pacific Region Ex-Japan
  Funds Index, which increased 28.62% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                                        SINCE
                                                      INCEPTION
                                              1 YEAR   7/15/09
---------------------------------------------------------------
Columbia Asia Pacific ex-Japan Fund
  Class R5                                   +21.06%   +28.39%
---------------------------------------------------------------
MSCI AC Asia Pacific Ex-Japan Index
  (unmanaged)                                +20.45%   +34.25%
---------------------------------------------------------------
Lipper Pacific Region Ex-Japan Funds Index
  (unmanaged)                                +28.62%   +35.07%
---------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The performance of Class R5 may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of Class R5 shares of the Fund.

The indices do not reflect the effects of expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                    COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                        SINCE
Without sales charge                          1 YEAR  INCEPTION
Class A (inception 9/27/10)                     N/A     +3.53%*
---------------------------------------------------------------
Class C (inception 9/27/10)                     N/A     +3.45%*
---------------------------------------------------------------
Class I (inception 9/27/10)                     N/A     +3.53%*
---------------------------------------------------------------
Class R (inception 9/27/10)                     N/A     +3.53%*
---------------------------------------------------------------
Class R5 (inception 7/15/09)                 +21.06%   +28.39%
---------------------------------------------------------------
Class Z (inception 9/27/10)                     N/A     +3.53%*
---------------------------------------------------------------

With sales charge
Class A (inception 9/27/10)                     N/A     -2.43%*
---------------------------------------------------------------
Class C (inception 9/27/10)                     N/A     +2.45%*
---------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R and Class R5 shares. Class I, Class R and Class R5 shares are available to qualifying institutional investors only. Class Z shares are offered to certain eligible investors.

* Not annualized.


--------------------------------------------------------------------------------
4  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
           X              Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.


(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                    COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective Sept. 27, 2010, Threadneedle Asia Pacific Fund was renamed Columbia Asia Pacific ex-Japan Fund.

Columbia Asia Pacific ex-Japan Fund portfolio managers Vanessa Donegan and Rafael Polatinsky of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2010. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

The Fund's Class R5 shares advanced 21.06% for the one-year period ended Oct. 31, 2010. The Fund outperformed its benchmark, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific Ex-Japan Index (MSCI AC Index), which advanced 20.45% for the period. The Fund underperformed its peer group, as represented by the Lipper Pacific Region Ex-Japan Funds Index, which advanced 28.62% for the same time period.


COUNTRY BREAKDOWN(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------

Australia                                  13.9%
------------------------------------------------
China                                      20.6%
------------------------------------------------
Hong Kong                                  14.5%
------------------------------------------------
India                                       9.1%
------------------------------------------------
Indonesia                                   5.0%
------------------------------------------------
Luxembourg                                  0.5%
------------------------------------------------
Malaysia                                    2.6%
------------------------------------------------
Mongolia                                    0.4%
------------------------------------------------
Philippine Islands                          0.6%
------------------------------------------------
Singapore                                   3.7%
------------------------------------------------
South Korea                                14.1%
------------------------------------------------
Taiwan                                      7.5%
------------------------------------------------
Thailand                                    2.9%
------------------------------------------------
United Kingdom                              1.1%
------------------------------------------------
United States                               1.8%
------------------------------------------------
Other(2)                                    1.7%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
The equity markets in Asia (excluding Japan) were collectively very strong performers for the past year, particularly in U.S. dollar terms. Within the region, standout markets included Thailand, Indonesia and Malaysia, where strong currencies further enhanced robust equity market returns. Interest rates in these countries rose from abnormally low levels, boosting their currencies and consequently adding to gains as measured in U.S. dollars. India's equity market was also strong as its accelerating growth attracted foreign capital.

Conversely, China experienced a noticeable lag, underperforming the MSCI AC Index amid concern that government's efforts to manage the pace of economic growth would stifle the economy. Australia, a very large component of the MSCI AC Index, also underperformed, as did countries such as Taiwan and Singapore that are more dependant on the global economy than on domestic or regional demand.

The Fund had a smaller weighting in lagging Australia than the MSCI AC Index, which was beneficial to relative investment results. Having larger weightings in better performing Thailand and Indonesia was also advantageous. An emphasis on consumer discretionary stocks, which

TOP TEN HOLDINGS(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------

BHP Billiton Ltd. (Australia)               3.4%
------------------------------------------------
Samsung Electronics Co., Ltd. (South
  Korea)                                    2.5%
------------------------------------------------
Australia & New Zealand Banking Group Ltd.
  (Australia)                               2.2%
------------------------------------------------
Rio Tinto Ltd. (Australia)                  2.0%
------------------------------------------------
CNOOC Ltd. (China)                          1.9%
------------------------------------------------
China Mobile Ltd. (Hong Kong)               1.7%
------------------------------------------------
China Construction Bank Corp., Series H
  (China)                                   1.7%
------------------------------------------------
Hyundai Mobis (South Korea)                 1.6%
------------------------------------------------
Newcrest Mining Ltd. (Australia)            1.6%
------------------------------------------------
Ping An Insurance Group Co. of China Ltd.,
  Series H (China)                          1.5%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                    COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


benefited from strong domestic demand in the region, also had a positive effect on results for the fiscal year.

Effective stock selection in China added to relative return, though having a larger weighting in China than the MSCI AC Index partially offset the positive effect. A number of mid-size companies among the Fund's China holdings performed particularly well, including advertising firm FOCUS MEDIA, sound system solutions company AAC ACOUSTIC TECHNOLOGIES and industrial company DONGFANG ELECTRIC CORP., which continues to benefit from China's industrialization.

Stock selection among technology companies was a primary detractor during the period. Technology stocks have generally not performed well amid investor concerns about the potential effect of slower global growth on technology demand and earnings. We believe the Fund holds solid companies in this sector, but some, such as HON HAI PRECISION INDUSTRY in Taiwan, came under pressure during the year.

Results in the financials sector were mixed. Financial holdings in Korea and Taiwan performed poorly. Though we believe there is reasonable value in these stocks, the Korean and Taiwanese markets didn't perform well and earnings momentum in Korean banks has not been good. Conversely, banks in Thailand and India had a favorable effect on Fund performance for the year. Contributors included BANGKOK BANK in Thailand, BANK MANDIRI in Indonesia and STATE BANK OF INDIA.

CHANGES TO THE FUND'S PORTFOLIO
The Fund received significant inflows of money throughout the year. We allocated incoming money to the consumer discretionary, materials and industrials sectors, as well as added a bit to the Fund's holdings in telecommunications stocks. Purchases in the consumer discretionary sector were spread across multiple Asian markets as we sought to capitalize on strong domestic demand in the region.

In the industrials sector, purchases were mainly in China and Korea. China is evolving from a source of cheap labor toward a goal of being a world class manufacturing economy. This requires greater emphasis on areas such as automation and alternative energy. We have focused on companies that we believe may benefit from this evolution.


--------------------------------------------------------------------------------
8  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Fund's weightings in technology and financials were decreased over the year as we allocated new money to other areas. Technology and financial stocks tend to be more impacted by what's happening in the global economy. At this stage of the economic cycle, we see greater opportunity in companies that can benefit from the strength of domestic demand, which we expect to continue to grow relatively strong irrespective of the muted pace of global growth.

The Fund's country weightings are mainly the result of our stock selection and sector decisions, though we also consider the effect of economic conditions on individual countries. Over the course of the year, the Fund's weightings in Australia, Korea and Taiwan decreased due to stock selection activity. The Australian market is heavily weighted in banking stocks, whose scope to grow assets looks relatively unexciting at this point. We prefer to focus on the bulk commodity producers as beneficiaries of the China industrialization theme. Domestic demand in Taiwan is not as strong as in other countries, and technology stocks -- where we are invested very selectively -- are a large component of Taiwan's equity market.

Weightings in India, China, Hong Kong, Thailand and Indonesia were increased during the year. These are countries where we see the strongest growth dynamic and that we believe have the potential to benefit from both domestic demand and regional trade. In India, for example, we see growth momentum, significant domestic demand, infrastructure spending and a good capital expenditure cycle, all of which support individual stock opportunities there.



  At this stage of the economic cycle, we see greater opportunity in companies that can benefit from the strength of domestic demand, which we expect to continue to grow relatively strong irrespective of the muted pace of global growth.






--------------------------------------------------------------------------------
                    COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

OUR FUTURE STRATEGY
Because growth is scarce globally, we want to position the Fund's portfolio in areas where we believe growth to be strongest. We have focused on stocks in the consumer discretionary, industrials, capital goods and transportation groups. We are seeing strong regional tourism as consumers are moving around the Asian region and spending.

The Fund's financials weighting is a bit smaller than that of the MSCI AC Index, mainly due to an underweight in the Australian banking sector. The under-penetration of financial services leads the Fund to be overweight the banks in the emerging markets of India, Indonesia and Thailand, and the opportunity for closer banking ties with China drives the Fund's exposure to banks in Hong Kong.

Still, we see a number of powerful performance drivers in the region. Asian economic growth is strong compared to rest of the world, but stocks are generally not overvalued, in our view. This means investors can tap into the growth at a reasonable price. Furthermore, a number of Asian markets offer exposure to robust domestic demand. We believe companies and governments across the region are generally in sound fiscal condition, without too much debt. We believe sharp interest rate increases appear unlikely, so, at present, liquidity remains favorable and dividend yields appear attractive to both local and foreign investors, particularly when compared with domestic deposit rates.

Meanwhile, China has managed to slow its economy without a recession, a positive for the entire region because so many countries have trade surpluses with China. As long as China is growing, we believe intra-regional trade should remain strong.

Finally, we anticipate upward pressure on Asian currencies, which would boost investment returns in U.S. dollar terms.


Vanessa Donegan                        Rafael Polatinsky, CFA(R)
Portfolio Manager                      Deputy Portfolio Manager




--------------------------------------------------------------------------------
10  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Asia Pacific ex-Japan Fund Class R5 shares (from 7/15/09 to 10/31/10) as compared to the performance of the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific Ex-Japan Index and the Lipper Pacific Region Ex-Japan Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                                SINCE
                                                              INCEPTION
                                                     1 YEAR    7/15/09
COLUMBIA ASIA PACIFIC EX-JAPAN FUND
Class R5 Cumulative value of $10,000                $12,106    $13,825
-----------------------------------------------------------------------
        Average annual total return                 +21.06%    +28.39%
-----------------------------------------------------------------------
MSCI AC ASIA PACIFIC EX-JAPAN INDEX(1)
        Cumulative value of $10,000                 $12,045    $14,635
-----------------------------------------------------------------------
        Average annual total return                 +20.45%    +34.25%
-----------------------------------------------------------------------
LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX(2)
        Cumulative value of $10,000                 $12,862    $14,752
-----------------------------------------------------------------------
        Average annual total return                 +28.62%    +35.07%
-----------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE COLUMBIA ASIA PACIFIC EX-JAPAN FUND LINE GRAPH)

                        COLUMBIA ASIA          MSCI AC          LIPPER PACIFIC
                      PACIFIC EX-JAPAN       ASIA PACIFIC      REGION EX-JAPAN
                        FUND CLASS R5      EX-JAPAN INDEX(1)     FUNDS INDEX(2)
                      ----------------    -----------------    ---------------
7/15/09                    $10,000             $10,000             $10,000
7/09                        11,000              11,146              10,905
10/09                       11,420              12,150              11,469
1/10                        11,409              12,123              11,790
4/10                        12,441              13,387              12,950
7/10                        12,251              12,939              12,933
10/10                       13,825              14,635              14,752




(1) The Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific Ex-Japan Index, an unmanaged index, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following countries: Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, Singapore, Taiwan and Thailand. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(2) Lipper Pacific Region Ex-Japan Funds Index includes the 10 largest Pacific Region Ex-Japan funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


--------------------------------------------------------------------------------
14  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               DIRECT AND
                                                                   DIRECT       INDIRECT
                                   BEGINNING        ENDING        EXPENSES      EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING   PAID DURING
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)   THE PERIOD
-----------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,035.30        $ 1.34        $ 1.35
-----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.45        $ 7.54        $ 7.60
-----------------------------------------------------------------------------------------

Class C
-----------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,034.50        $ 1.98        $ 1.99
-----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.86        $11.15        $11.20
-----------------------------------------------------------------------------------------

Class I
-----------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,035.30        $ 0.96        $ 0.97
-----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.55        $ 5.44        $ 5.49
-----------------------------------------------------------------------------------------

Class R
-----------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,035.30        $ 1.54        $ 1.55
-----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.31        $ 8.70        $ 8.75
-----------------------------------------------------------------------------------------

Class R5
-----------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,111.20        $ 5.68        $ 5.74
-----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.55        $ 5.44        $ 5.49
-----------------------------------------------------------------------------------------

Class Z
-----------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,035.30        $ 1.10        $ 1.11
-----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.80        $ 6.19        $ 6.24
-----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                     FUND'S     ACQUIRED FUND    TOTAL FUND AND
                                   ANNUALIZED      FEES AND    ACQUIRED FUND FEES
                                 EXPENSE RATIO     EXPENSES       AND EXPENSES
---------------------------------------------------------------------------------
Class A                              1.50%           .01%             1.51%
---------------------------------------------------------------------------------
Class C                              2.22%           .01%             2.23%
---------------------------------------------------------------------------------
Class I                              1.08%           .01%             1.09%
---------------------------------------------------------------------------------
Class R                              1.73%           .01%             1.74%
---------------------------------------------------------------------------------
Class R5                             1.08%           .01%             1.09%
---------------------------------------------------------------------------------
Class Z                              1.23%           .01%             1.24%
---------------------------------------------------------------------------------


(a) The beginning account values for Class A, Class C, Class I, Class R and Class Z are as of Sept. 27, 2010 (when shares became available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class A, Class C, Class I, Class R and Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the number of days in the period).
(c) Based on the actual return for the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010: +3.53% for Class A, +3.45% for Class C, +3.53% for Class I , +3.53% for Class R and +3.53% for Class Z.
(d) Based on the actual return for the six months ended Oct. 31, 2010 of +11.12% for Class R5.


--------------------------------------------------------------------------------
16  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (95.6%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (13.9%)
Asciano Group                                        1,845,919(b)          $2,829,642
Australia & New Zealand Banking Group Ltd.             448,025             10,887,633
BHP Billiton Ltd.                                      410,763             16,866,192
CSL Ltd.                                                73,787              2,372,768
Macquarie Group Ltd.                                   127,408              4,517,620
Myer Holdings Ltd.                                     861,500(f)           3,240,343
Newcrest Mining Ltd.                                   204,445(f)           8,002,145
QBE Insurance Group Ltd.                                90,349(f)           1,520,376
Rio Tinto Ltd.                                         125,448             10,160,643
Telstra Corp., Ltd.                                    912,640              2,386,796
Wesfarmers Ltd.                                         75,603              2,454,121
Westpac Banking Corp.                                  146,546              3,258,399
Woodside Petroleum Ltd.                                 64,496              2,748,062
                                                                      ---------------
Total                                                                      71,244,740
-------------------------------------------------------------------------------------

CHINA (20.5%)
AsiaInfo-Linkage, Inc.                                 103,081(b)           2,290,460
Bank of China Ltd., Series H                         8,157,000(f)           4,883,045
China Construction Bank Corp., Series H              9,034,000              8,613,244
China Life Insurance Co., Ltd., Series H               725,000(f)           3,175,558
China National Building Material Co., Ltd.,
 Series H                                            1,444,000              3,521,042
China Shenhua Energy Co., Ltd., Series H               558,000              2,483,680
China Yurun Food Group Ltd.                          1,200,000              4,667,785
CNOOC Ltd.                                           4,690,000              9,717,635
Ctrip.com International Ltd., ADR                       93,048(b)           4,845,009
Dongfang Electric Corp., Ltd., Series H                786,000(f)           3,823,016
Dongfeng Motor Group Co., Ltd., Series H             2,562,000(f)           5,553,038
ENN Energy Holdings Ltd.                             1,478,000              4,442,962
Focus Media Holding Ltd., ADR                          182,812(b)           4,524,597
Harbin Power Equipment Co., Ltd., Series H           1,276,000              1,718,674
Hengan International Group Co., Ltd.                   347,000              3,268,094
Industrial & Commercial Bank of China, Series
 H                                                   6,938,000              5,585,488
International Mining Machinery Holdings Ltd.         1,596,500(b)           1,390,321
New Oriental Education & Technology Group,
 ADR                                                    32,003(b)           3,436,162
PetroChina Co., Ltd., Series H                       1,794,000              2,189,555
Ping An Insurance Group Co. of China Ltd.,
 Series H                                              703,000              7,568,746
Sany Heavy Equipment International Holdings
 Co., Ltd.                                           2,256,000              3,230,758
Sihuan Pharmaceutical Holdings Group Ltd.              854,000(b)             620,310
Tencent Holdings Ltd.                                  243,700(f)           5,580,796
Want Want China Holdings Ltd.                        2,450,000              2,260,031
Yanzhou Coal Mining Co., Ltd., Series H                754,000              2,169,294
Zhuzhou CSR Times Electric Co., Ltd., Series
 H                                                   1,167,000              3,560,773
                                                                      ---------------
Total                                                                     105,120,073
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HONG KONG (14.5%)
AAC Acoustic Technologies Holdings, Inc.             2,432,000             $5,861,148
Agile Property Holdings Ltd.                         3,572,000              4,700,606
AIA Group Ltd.                                         676,000(b)           2,010,295
Beijing Enterprises Holdings Ltd.                      341,500              2,337,321
BOC Hong Kong Holdings Ltd.                          1,723,000              5,401,742
Cathay Pacific Airways Ltd.                          1,732,000              4,659,038
Cheung Kong Holdings Ltd.                              325,000              4,947,749
China High Speed Transmission Equipment Group
 Co., Ltd.                                           1,016,000              2,076,305
China Mobile Ltd.                                      825,500              8,408,364
China Overseas Land & Investment Ltd.                1,110,000              2,334,279
Comba Telecom Systems Holdings Ltd.                  1,505,900(f)           1,709,705
Esprit Holdings Ltd.                                   325,974              1,755,827
Hong Kong & China Gas Co., Ltd.                        756,000              1,821,969
Hong Kong Exchanges and Clearing Ltd.                  186,900              4,113,681
Li & Fung Ltd.                                       1,286,000              6,794,181
Ports Design Ltd.                                    1,003,500              2,428,804
Sun Hung Kai Properties Ltd.                           397,974              6,818,598
Swire Pacific Ltd., Series A                           180,000              2,554,509
Wharf Holdings Ltd.                                    537,000              3,526,422
                                                                      ---------------
Total                                                                      74,260,543
-------------------------------------------------------------------------------------

INDIA (9.1%)
Bharat Heavy Electricals Ltd.                           80,515              4,432,267
HDFC Bank Ltd.                                          74,419              3,819,198
ICICI Bank Ltd., ADR                                   119,498              6,283,205
Infosys Technologies Ltd.                               10,069                673,541
Infosys Technologies Ltd., ADR                          37,404              2,522,526
ITC Ltd.                                             1,252,082              4,825,131
Jaiprakash Associates Ltd.                             435,308              1,178,296
Larsen & Toubro Ltd.                                    85,922              3,921,950
Maruti Suzuki India Ltd.                               142,864              4,989,708
Reliance Industries Ltd.                               132,916              3,279,891
Reliance Industries Ltd., GDR                            8,444(d)             420,427
State Bank of India                                     27,089              1,921,139
State Bank of India, GDR                                34,267              4,728,846
Tata Consultancy Services Ltd.                         146,147              3,463,774
                                                                      ---------------
Total                                                                      46,459,899
-------------------------------------------------------------------------------------

INDONESIA (5.0%)
Astra International Tbk PT                             532,500              3,397,034
Bank Mandiri Tbk PT                                  5,972,500              4,679,071
Bank Negara Indonesia Persero Tbk PT                   384,500                167,829
Bank Rakyat Indonesia Persero Tbk PT                 2,976,500              3,797,661
Bumi Resources Tbk PT                                9,984,000              2,486,223
Indofood CBP Sukses Makmur Tbk PT                    4,162,500(b)           2,655,428
PT Perusahaan Gas Negara Tbk                         3,324,000              1,506,682
Semen Gresik Persero Tbk PT                          3,572,000              3,917,807
Telekomunikasi Indonesia Tbk PT                      2,881,000              2,934,202
                                                                      ---------------
Total                                                                      25,541,937
-------------------------------------------------------------------------------------

MALAYSIA (2.5%)
Axiata Group Bhd                                     1,840,100(b)           2,656,607
CIMB Group Holdings Bhd                              1,802,400              4,804,468
Genting Bhd                                          1,665,300              5,590,269
                                                                      ---------------
Total                                                                      13,051,344
-------------------------------------------------------------------------------------

MONGOLIA (0.4%)
Mongolian Mining Corp.                               2,021,500(b)           2,188,154
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PHILIPPINE ISLANDS (0.6%)
Ayala Corp.                                            304,310             $2,840,980
-------------------------------------------------------------------------------------

SINGAPORE (3.6%)
City Developments Ltd.                                 215,000              2,113,610
Genting Singapore PLC                                  772,000(b)           1,294,721
Oversea-Chinese Banking Corp., Ltd.                    606,000              4,219,847
Singapore Airlines Ltd.                                450,000              5,501,970
United Overseas Bank Ltd.                              215,108              3,098,859
Wilmar International Ltd.                              496,000              2,453,358
                                                                      ---------------
Total                                                                      18,682,365
-------------------------------------------------------------------------------------

SOUTH KOREA (14.1%)
Amorepacific Corp.                                       4,198              3,880,542
Hana Tour Service, Inc.                                 46,794              1,919,457
Hynix Semiconductor, Inc.                               91,450(b)           1,881,704
Hyundai Department Store Co., Ltd.                      26,546              2,937,548
Hyundai Heavy Industries Co., Ltd.                      11,760              3,830,874
Hyundai Mobis                                           32,155              8,002,453
Hyundai Motor Co.                                       46,862              7,080,866
KB Financial Group, Inc.                                58,659              2,606,881
KT Corp., ADR                                           96,278              1,991,992
LG Chem Ltd.                                            17,919              5,526,623
LG Display Co., Ltd.                                    67,350              2,304,703
LG Household & Health Care Ltd.                          6,784              2,261,173
POSCO                                                   11,610              4,767,501
Samsung Electronics Co., Ltd.                           18,838             12,474,055
Samsung Engineering Co., Ltd.                           40,494              6,460,583
Shinhan Financial Group Co., Ltd.                      102,660              3,973,800
                                                                      ---------------
Total                                                                      71,900,755
-------------------------------------------------------------------------------------

TAIWAN (7.5%)
Acer, Inc.                                             732,727              2,127,558
Cathay Financial Holding Co., Ltd.                   1,314,450              2,011,366
Chinatrust Financial Holding Co., Ltd.               3,265,174              2,036,934
Compal Electronics, Inc.                             1,202,001              1,531,111
Delta Electronics, Inc.                                503,000              2,078,241
Formosa Plastics Corp.                               2,078,000              5,959,055
Fubon Financial Holding Co., Ltd.                    3,369,491              4,126,986
Hon Hai Precision Industry Co., Ltd.                 1,412,080              5,350,010
MediaTek, Inc.                                         123,249              1,549,821
Synnex Technology International Corp.                  343,861                841,206
Taiwan Semiconductor Manufacturing Co., Ltd.         1,928,000              3,954,613
Taiwan Semiconductor Manufacturing Co., Ltd.,
 ADR                                                   279,627              3,050,731
Tripod Technology Corp.                                577,000              2,214,374
Yuanta Financial Holding Co., Ltd.                   2,751,000              1,729,652
                                                                      ---------------
Total                                                                      38,561,658
-------------------------------------------------------------------------------------

THAILAND (2.9%)
Bangkok Bank PCL                                       929,000              4,632,564
Banpu PCL                                              194,500              5,064,598
Siam Commercial Bank PCL                             1,570,700              5,388,110
                                                                      ---------------
Total                                                                      15,085,272
-------------------------------------------------------------------------------------

UNITED KINGDOM (1.0%)
Standard Chartered PLC                                 184,830              5,346,709
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $424,929,935)                                                     $490,284,429
-------------------------------------------------------------------------------------



EXCHANGE-TRADED FUNDS (1.3%)(c)
                                                       SHARES                VALUE(a)
LUXEMBOURG (0.5%)
db x-trackers                                        2,253,000(b)          $2,470,713
-------------------------------------------------------------------------------------

UNITED STATES (0.8%)
iShares MSCI Taiwan Index Fund                         309,132              4,300,027
-------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS
(Cost: $6,132,354)                                                         $6,770,740
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


EXCHANGE-TRADED NOTES (0.9%)
                                                       SHARES                VALUE(a)
UNITED STATES
iPath MSCI India Index                                  61,160(b)          $4,719,106
-------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED NOTES
(Cost: $3,837,436)                                                         $4,719,106
-------------------------------------------------------------------------------------



RIGHTS (--%)(c)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM
Standard Chartered PLC                                  23,103(b)            $194,517
-------------------------------------------------------------------------------------
TOTAL RIGHTS
(Cost: $--)                                                                  $194,517
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.7%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                8,942,891(g)          $8,942,891
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $8,942,891)                                                         $8,942,891
-------------------------------------------------------------------------------------




INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (1.9%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(E)
Cantor Fitzgerald & Co.
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,000,100                          0.240%          $5,000,000            $5,000,000
Societe Generale
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $4,628,593                          0.230            4,628,505             4,628,505
                                                                      ---------------
Total                                                                       9,628,505
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $9,628,505)                                                         $9,628,505
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $453,471,121)(h)                                                  $520,540,188
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(a)
-----------------------------------------------------------------------
Airlines                                        2.0%        $10,161,008
Auto Components                                 1.6           8,002,453
Automobiles                                     4.1          21,020,646
Biotechnology                                   0.5           2,372,768
Capital Markets                                 1.2           6,247,272
Chemicals                                       2.2          11,485,678
Commercial Banks                               19.4         100,329,189
Communications Equipment                        1.5           7,570,853
Computers & Peripherals                         0.7           3,658,669
Construction & Engineering                      2.0          10,382,533
Construction Materials                          1.5           7,438,849
Distributors                                    1.3           6,794,181
Diversified Consumer Services                   0.7           3,436,162
Diversified Financial Services                  2.2          11,081,647
Diversified Telecommunication Services          1.4           7,312,990


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(a)
-----------------------------------------------------------------------
Electrical Equipment                            3.0%        $15,611,035
Electronic Equipment, Instruments &
  Components                                    2.5          12,788,534
Food & Staples Retailing                        0.5           2,454,121
Food Products                                   2.3          12,036,602
Gas Utilities                                   1.5           7,771,613
Hotels, Restaurants & Leisure                   2.7          13,649,456
Household Products                              0.4           2,261,173
Industrial Conglomerates                        0.7           3,515,617
Insurance                                       3.2          16,286,341
Internet Software & Services                    1.1           5,580,796
IT Services                                     1.3           6,659,841
Machinery                                       2.1          10,640,107
Media                                           0.9           4,524,597
Metals & Mining                                 7.8          39,796,481
Multiline Retail                                1.2           6,177,891
Oil, Gas & Consumable Fuels                     6.0          30,559,365
Personal Products                               1.4           7,148,636
Pharmaceuticals                                 0.1             620,310
Real Estate Management & Development            5.3          26,995,773
Road & Rail                                     0.6           2,829,642
Semiconductors & Semiconductor
  Equipment                                     4.5          22,910,924
Software                                        0.4           2,290,460
Specialty Retail                                0.3           1,755,827
Textiles, Apparel & Luxury Goods                0.5           2,428,804
Tobacco                                         0.9           4,825,131
Wireless Telecommunication Services             2.2          11,064,971
Exchange-Traded Funds                           1.3           6,770,740
Exchange-Traded Notes                           0.9           4,719,106
Other(1)                                        3.6          18,571,396
-----------------------------------------------------------------------
Total                                                      $520,540,188
-----------------------------------------------------------------------




(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     GDR  -- Global Depositary Receipt


(A) Securities are valued by using policies described in Note 2 to the financial statements.

(B)  Non-income producing.

(C)  Foreign security values are stated in U.S. dollars.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

(D) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2010, the value of these securities amounted to $420,427 or 0.08% of net assets.

(E) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

CANTOR FITZGERALD & CO. (0.240%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Grantor Trust                               $257
Fannie Mae Interest Strip                            80,068
Fannie Mae Pool                                     622,893
Fannie Mae Principal Strip                           14,504
Fannie Mae REMICS                                   749,932
Fannie Mae Whole Loan                                12,350
Federal National Mortgage Association                30,240
FHLMC Multifamily Structured Pass Through
  Certificates                                          197
FHLMC Structured Pass Through Securities              5,785
Freddie Mac Coupon Strips                               545
Freddie Mac Non Gold Pool                           301,102
Freddie Mac Reference REMIC                           4,195
Freddie Mac REMICS                                  326,995
Freddie Mac Strips                                  173,135
Ginnie Mae I Pool                                   674,256
Ginnie Mae II Pool                                1,266,511
Government National Mortgage Association            439,728
United States Treasury Inflation Indexed Bonds       50,639
United States Treasury Strip Coupon                 261,625
United States Treasury Strip Principal               85,043
-----------------------------------------------------------
Total market value of collateral securities      $5,100,000
-----------------------------------------------------------


SOCIETE GENERALE (0.230%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Government National Mortgage Association         $4,721,075
-----------------------------------------------------------
Total market value of collateral securities      $4,721,075
-----------------------------------------------------------


(F) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.


--------------------------------------------------------------------------------
22  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(G) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(H) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $453,471,123 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $69,928,422
     Unrealized depreciation                          (2,859,357)
     -----------------------------------------------------------
     Net unrealized appreciation                     $67,069,065
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


 FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
24  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                 FAIR VALUE AT OCT. 31, 2010
                             ------------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(B)       INPUTS         INPUTS           TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                  $490,284,429               $--         $--        $490,284,429
  Rights                              194,517                --          --             194,517
-----------------------------------------------------------------------------------------------
Total Equity Securities           490,478,946                --          --         490,478,946
-----------------------------------------------------------------------------------------------
Other
  Exchange-Traded Funds             6,770,740                --          --           6,770,740
  Exchange-Traded Notes             4,719,106                --          --           4,719,106
  Affiliated Money Market
    Fund(c)                         8,942,891                --          --           8,942,891
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                   --         9,628,505          --           9,628,505
-----------------------------------------------------------------------------------------------
Total Other                        20,432,737         9,628,505          --          30,061,242
-----------------------------------------------------------------------------------------------
Total                            $510,911,683        $9,628,505         $--        $520,540,188
-----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. These values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $37,401,600. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.



--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
26  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $434,899,725)                    $501,968,792
  Affiliated money market fund (identified cost $8,942,891)                  8,942,891
  Investments of cash collateral received for securities on loan
    (identified cost $9,628,505)                                             9,628,505
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $453,471,121)             520,540,188
Foreign currency holdings (identified cost $2,427,279)                       2,480,361
Capital shares receivable                                                    1,552,475
Dividends and accrued interest receivable                                      264,387
Receivable for investment securities sold                                    1,540,778
--------------------------------------------------------------------------------------
Total assets                                                               526,378,189
--------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                          72,454
Payable for investment securities purchased                                  3,668,412
Payable upon return of securities loaned                                     9,628,505
Accrued investment management services fees                                     11,006
Accrued distribution fees                                                            1
Accrued transfer agency fees                                                    15,084
Accrued administrative services fees                                             1,118
Other accrued expenses                                                         172,026
--------------------------------------------------------------------------------------
Total liabilities                                                           13,568,606
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $512,809,583
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    371,885
Additional paid-in capital                                                 442,277,170
Undistributed net investment income                                          2,404,235
Accumulated net realized gain (loss)                                           633,213
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies        67,123,080
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $512,809,583
--------------------------------------------------------------------------------------
*Value of securities on loan                                              $  9,048,107
--------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $     77,994                5,656                      $13.79(1)
Class C          $      2,590                  188                      $13.78
Class I          $      2,592                  188                      $13.79
Class R          $      2,592                  188                      $13.79
Class R5         $512,721,223           37,182,125                      $13.79
Class Z          $      2,592                  188                      $13.79
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $14.63. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $ 5,409,654
Interest                                                              202
Income distributions from affiliated money market fund             23,083
Income from securities lending -- net                              14,214
Foreign taxes withheld                                           (745,385)
-------------------------------------------------------------------------
Total income                                                    4,701,768
-------------------------------------------------------------------------
Expenses:
Investment management services fees                             1,639,719
Distribution fees
  Class A                                                               7
  Class C                                                               2
  Class R                                                               1
Transfer agency fees
  Class A                                                               5
  Class C                                                               1
  Class R                                                               1
  Class R5                                                        107,877
  Class Z                                                               1
Administrative services fees                                      172,133
Compensation of board members                                       5,328
Custodian fees                                                    210,160
Printing and postage                                               28,200
Registration fees                                                 125,383
Professional fees                                                  44,324
Other                                                              19,257
-------------------------------------------------------------------------
Total expenses                                                  2,352,399
-------------------------------------------------------------------------
Investment income (loss) -- net                                 2,349,369
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                           633,233
  Foreign currency transactions                                   117,442
-------------------------------------------------------------------------
Net realized gain (loss) on investments                           750,675
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   65,365,417
-------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          66,116,092
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $68,465,461
-------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET
ASSETS ----------------------------------------------------------------------


YEAR ENDED OCT. 31,                                                   2010        2009*
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  2,349,369  $    45,374
Net realized gain (loss) on investments                            750,675       74,217
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         65,365,417    1,757,330
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    68,465,461    1,876,921
---------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class R5                                                      (118,921)          --
  Net realized gain
    Class R5                                                       (63,175)          --
---------------------------------------------------------------------------------------
Total distributions                                               (182,096)          --
---------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                    77,422          N/A
  Class C shares                                                     2,500          N/A
  Class I shares                                                     2,500          N/A
  Class R shares                                                     2,500          N/A
  Class R5 shares                                              414,644,441   53,371,666
  Class Z shares                                                     2,500          N/A
Reinvestment of distributions at net asset value
  Class R5 shares                                                   35,163           --
Payments for redemptions
  Class R5 shares                                              (23,883,979)  (6,605,658)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 390,883,047   46,766,008
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        459,166,412   48,642,929
Net assets at beginning of year                                 53,643,171    5,000,242**
---------------------------------------------------------------------------------------
Net assets at end of year                                     $512,809,583  $53,643,171
---------------------------------------------------------------------------------------
Undistributed net investment income                           $  2,404,235  $    56,345
---------------------------------------------------------------------------------------


 * For the period from July 15, 2009 (when shares became available) to Oct. 31, 2009.
** Initial capital of $5,000,000 was contributed on July 13, 2009. The Fund had an increase in net assets resulting from operations of $242 during the period from July 13, 2009 to July 15, 2009 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                   YEAR ENDED
CLASS A                                             OCT. 31,
PER SHARE DATA                                       2010(a)
Net asset value, beginning of period                 $13.32
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                            .48
-------------------------------------------------------------
Total from investment operations                        .47
-------------------------------------------------------------
Net asset value, end of period                       $13.79
-------------------------------------------------------------
TOTAL RETURN                                          3.53%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Total expenses                                        1.50%(c)
-------------------------------------------------------------
Net investment income (loss)                          (.95%)(c)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 21%
-------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS C                                             OCT. 31,
PER SHARE DATA                                       2010(a)
Net asset value, beginning of period                 $13.32
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.02)
Net gains (losses) (both realized and
 unrealized)                                            .48
-------------------------------------------------------------
Total from investment operations                        .46
-------------------------------------------------------------
Net asset value, end of period                       $13.78
-------------------------------------------------------------
TOTAL RETURN                                          3.45%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Total expenses                                        2.22%(c)
-------------------------------------------------------------
Net investment income (loss)                         (1.93%)(c)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 21%
-------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                   YEAR ENDED
CLASS I                                             OCT. 31,
PER SHARE DATA                                       2010(a)
Net asset value, beginning of period                 $13.32
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                            .48
-------------------------------------------------------------
Total from investment operations                        .47
-------------------------------------------------------------
Net asset value, end of period                       $13.79
-------------------------------------------------------------
TOTAL RETURN                                          3.53%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Total expenses                                        1.08%(c)
-------------------------------------------------------------
Net investment income (loss)                          (.78%)(c)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 21%
-------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS R                                             OCT. 31,
PER SHARE DATA                                       2010(a)
Net asset value, beginning of period                 $13.32
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.02)
Net gains (losses) (both realized and
 unrealized)                                            .49
-------------------------------------------------------------
Total from investment operations                        .47
-------------------------------------------------------------
Net asset value, end of period                       $13.79
-------------------------------------------------------------
TOTAL RETURN                                          3.53%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Total expenses                                        1.73%(c)
-------------------------------------------------------------
Net investment income (loss)                         (1.43%)(c)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 21%
-------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                   Year ended Oct. 31,
CLASS R5                                           -------------------
PER SHARE DATA                                      2010       2009(d)
Net asset value, beginning of period               $11.42       $10.00
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13          .02
Net gains (losses) (both realized and
  unrealized)                                        2.27         1.40
----------------------------------------------------------------------
Total from investment operations                     2.40         1.42
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.02)          --
Distributions from realized gains                    (.01)          --
----------------------------------------------------------------------
Total distributions                                  (.03)          --
----------------------------------------------------------------------
Net asset value, end of period                     $13.79       $11.42
----------------------------------------------------------------------
TOTAL RETURN                                       21.06%       14.20%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
  waiver/reimbursement                              1.09%        1.67%(c)
----------------------------------------------------------------------
Net expenses after expense
  waiver/reimbursement(e)                           1.09%        1.15%(c)
----------------------------------------------------------------------
Net investment income (loss)                        1.09%         .47%(c)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $513          $54
----------------------------------------------------------------------
Portfolio turnover rate                               21%           4%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(a)
Net asset value, beginning of period                 $13.32
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                            .48
-------------------------------------------------------------
Total from investment operations                        .47
-------------------------------------------------------------
Net asset value, end of period                       $13.79
-------------------------------------------------------------
TOTAL RETURN                                          3.53%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Total expenses                                        1.23%(c)
-------------------------------------------------------------
Net investment income (loss)                          (.93%)(c)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 21%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) For the period from July 15, 2009 (when shares became available) to Oct. 31, 2009.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific
Fund) (the Fund) is a series of RiverSource International Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). On July 13, 2009, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager), a subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $5,000,000 in the Fund, which represented the initial capital at $10 per share. Shares of the Fund were first offered to the public on July 15, 2009.

The Fund offers Class A, Class C, Class I, Class R, Class R5 and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class C shares may be subject to a contingent deferred sales charge (CDSC) on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class R5 shares are not subject to sales charges, however, this class is closed to new investors effective Dec. 31, 2010.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors.

Class A, Class C, Class I, Class R and Class Z shares became effective Sept. 27, 2010.

At Oct. 31, 2010, the Investment Manager owned 100% of Class C, Class I, Class R and Class Z shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
36  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------


rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
38  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair

--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------


value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, and to obtain market exposure to the underlying instruments which are themselves not readily available to purchase, either because of local market licence issues or liquidity aspects.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010
At Oct. 31, 2010, the Fund had no outstanding derivatives.


--------------------------------------------------------------------------------
40  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                         $227,627
--------------------------------------------------------------------------




CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                           $--
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
At Oct. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The monthly average gross notional amount for these contracts was $0.7 million for the year ended Oct. 31, 2010.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement (IMSA), the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of the Fund and the annualized performance of the MSCI All Country Asia Pacific Ex-Japan Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment was made on Feb. 1, 2010 and covered the six- month period beginning Aug. 1, 2009. The adjustment decreased the management fee by $69,322 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 0.76% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

In September 2010, the Fund's Board approved, subject to approval by shareholders, an amended IMSA that would eliminate the Fund's PIA.

--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------


Furthermore, effective Oct. 1, 2010, the Investment Manager has agreed that for a transitional period of 6 months (which is equal to half of the Fund's rolling performance fee calculation period), the Fund will compensate the Investment Manager at the lower of: (i) the management fee calculated and capped at the rate calculated under the current IMSA prior to any PIA, or (ii) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA, regardless of whether the proposal to amend the IMSA to eliminate the PIA (the IMSA Proposal) is ultimately approved by Fund shareholders. The IMSA Proposal is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. If approved by Fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011. If not approved, the current IMSA will stay in effect including any adjustment under the terms of the PIA.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $131.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for

--------------------------------------------------------------------------------
42  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual asset-based service fees based on the Fund's average daily net assets attributable to Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.16%*
Class C..............................................  0.26*
Class R..............................................  0.26*
Class R5.............................................  0.05
Class Z..............................................  0.26*


*   Annualized

Class I shares do not pay transfer agent fees.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.50%
Class C..............................................  2.25
Class I..............................................  1.10
Class R..............................................  1.75
Class R5.............................................  1.15
Class Z..............................................  1.25


For the year ended Oct. 31, 2010, the waiver was not invoked since the Fund's expenses were below the cap amount.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $430,087,161 and $43,811,677, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
44  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2010       2009*
-----------------------------------------------------------------
CLASS A**
Sold                                             5,656        N/A
-----------------------------------------------------------------
Net increase (decrease)                          5,656        N/A
-----------------------------------------------------------------

CLASS C**
Sold                                               188        N/A
-----------------------------------------------------------------
Net increase (decrease)                            188        N/A
-----------------------------------------------------------------

CLASS I**
Sold                                               188        N/A
-----------------------------------------------------------------
Net increase (decrease)                            188        N/A
-----------------------------------------------------------------

CLASS R**
Sold                                               188        N/A
-----------------------------------------------------------------
Net increase (decrease)                            188        N/A
-----------------------------------------------------------------

CLASS R5
Sold                                        34,419,023  4,759,574
Reinvested distributions                         2,965         --
Redeemed                                    (1,938,342)  (561,095)
-----------------------------------------------------------------
Net increase (decrease)                     32,483,646  4,198,479
-----------------------------------------------------------------

CLASS Z**
Sold                                               188        N/A
-----------------------------------------------------------------
Net increase (decrease)                            188        N/A
-----------------------------------------------------------------


 * For the period from July 15, 2009 (when shares became available) to Oct. 31, 2009.
** For the period from Sept 27, 2010 (when shares became available) to Oct. 31, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such

--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------


investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $9,048,107 were on loan, secured by cash collateral of $9,628,505 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $14,214 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $261,421,658 and $255,363,714, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on

--------------------------------------------------------------------------------
46  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $117,442 and accumulated net realized gain has been decreased by $117,442.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                               2010    2009
--------------------------------------------------------------
Ordinary income...............................  $182,096   $--
Long-term capital gain........................        --    --


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $ 2,665,799
Undistributed accumulated long-term gain.........  $   374,174
Unrealized appreciation (depreciation)...........  $67,120,555


11. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

ASIAN PACIFIC REGION RISK
Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country.

GEOGRAPHIC CONCENTRATION RISK
Because the Fund concentrates its investments in the Asian Pacific Region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asian Pacific Region. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of companies in the Asian Pacific Region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.


--------------------------------------------------------------------------------
48  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
50  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA ASIA PACIFIC EX-JAPAN FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund) (the Fund) (one of the portfolios constituting the RiverSource International Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended, and for the period from July 15, 2009 (when shares became available) to October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Asia Pacific ex-Japan Fund of the RiverSource International Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended, and for the period from July 15, 2009 (when shares became available) to October 31, 2009, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
52  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2010


INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      75.55%
    Dividends Received Deduction for corporations................       0.07%
    U.S. Government Obligations..................................       0.00%
    Foreign Taxes Paid...........................................    $734,256
    Foreign Source Income........................................  $4,376,595


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
54  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
56  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
58  COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                   COLUMBIA ASIA PACIFIC EX-JAPAN FUND -- 2010 ANNUAL REPORT  59

COLUMBIA ASIA PACIFIC EX-JAPAN FUND
(formerly known as Threadneedle Asia Pacific Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6532 D (12/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA EUROPEAN EQUITY FUND

(FORMERLY KNOWN AS THREADNEEDLE EUROPEAN EQUITY FUND)



--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

COLUMBIA EUROPEAN EQUITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH CAPITAL APPRECIATION.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   25

Statement of Operations............   27

Statements of Changes in Net
  Assets...........................   28

Financial Highlights...............   30

Notes to Financial Statements......   36

Report of Independent Registered
  Public Accounting Firm...........   53

Federal Income Tax Information.....   55

Board Members and Officers.........   56

Proxy Voting.......................   61



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia European Equity Fund (the Fund) Class A shares gained 21.14%
  (excluding sales charge) for the 12 months ended October 31, 2010.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) Europe Index (MSCI Europe Index), which advanced 8.97% for the 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper
  European Funds Index, which increased 14.63% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2010)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Columbia European Equity Fund
  Class A (excluding sales
  charge)                         +21.14%   -4.09%   +8.13%   +2.73%
---------------------------------------------------------------------
MSCI Europe Index (unmanaged)      +8.97%   -9.89%   +4.48%   +4.02%
---------------------------------------------------------------------
Lipper European Funds Index
  (unmanaged)                     +14.63%   -8.28%   +6.33%   +4.77%
---------------------------------------------------------------------



The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                          COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCTOBER 31, 2010
                                                                   SINCE
Without sales charge        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  6/26/00)                 +21.14%   -4.09%   +8.13%   +2.73%       N/A
--------------------------------------------------------------------------
Class B (inception
  6/26/00)                 +20.10%   -4.78%   +7.32%   +1.93%       N/A
--------------------------------------------------------------------------
Class C (inception
  6/26/00)                 +19.96%   -4.80%   +7.31%   +1.95%       N/A
--------------------------------------------------------------------------
Class I (inception
  7/15/04)                 +21.61%   -3.62%   +8.65%     N/A     +10.24%
--------------------------------------------------------------------------
Class R4 (inception
  6/26/00)                 +21.08%   -3.76%   +8.42%   +2.98%       N/A
--------------------------------------------------------------------------
Class Z (inception
  9/27/10)                    N/A      N/A      N/A      N/A      +5.07%**
--------------------------------------------------------------------------

With sales charge
Class A (inception
  6/26/00)                 +14.19%   -5.96%   +6.85%   +2.12%       N/A
--------------------------------------------------------------------------
Class B (inception
  6/26/00)                 +15.10%   -5.74%   +7.01%   +1.93%       N/A
--------------------------------------------------------------------------
Class C (inception
  6/26/00)                 +18.96%   -4.80%   +7.31%   +1.95%       N/A
--------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to qualifying institutional investors only. Class Z shares are offered to certain eligible investors.

 *For classes with less than 10 years performance.
**Not annualized.


--------------------------------------------------------------------------------
4  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
                    X     Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                          COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective September 27, 2010, Threadneedle European Equity Fund was renamed Columbia European Equity Fund.

Columbia European Equity Fund portfolio manager Dan Ison of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended October 31, 2010. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

Columbia European Equity Fund (the Fund) Class A shares gained 21.14% (excluding sales charge) for the 12 months ended October 31, 2010. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (MSCI Europe Index), which advanced 8.97% for the 12-month period. The Fund also outperformed its peer group, as represented by the Lipper European Funds Index, which increased 14.63% for the same time frame.


COUNTRY BREAKDOWN(1) (at October 31, 2010)
--------------------------------------------------------------------------------

Belgium                                     3.4%
------------------------------------------------
Bermuda                                     1.0%
------------------------------------------------
Denmark                                     1.8%
------------------------------------------------
Finland                                     0.9%
------------------------------------------------
France                                     10.7%
------------------------------------------------
Germany                                    13.3%
------------------------------------------------
Italy                                       1.1%
------------------------------------------------
Netherlands                                 5.3%
------------------------------------------------
Norway                                      1.0%
------------------------------------------------
Spain                                       2.4%
------------------------------------------------
Sweden                                      6.0%
------------------------------------------------
Switzerland                                 8.2%
------------------------------------------------
Turkey                                      2.3%
------------------------------------------------
United Kingdom                             40.3%
------------------------------------------------
Other(2)                                    2.3%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
The fiscal year was one of very strong outperformance for the Fund, compared to both the MSCI Europe Index and the Fund's peer group. During this time, equity markets in Europe became much more discerning. In contrast to the prior year when most stocks benefited from rising markets, this year we saw more differentiation as stocks with strong growth characteristics performed well and those without lagged.

In this environment, we preferred the stocks of companies that we believed could deliver earnings growth and shied away from stocks that, while attractively priced, we believed had no earnings potential or other catalyst to drive stock prices higher. The Fund's performance illustrates that we were successful in finding those opportunities during the fiscal year.

Contributors to the Fund's outperformance represent a broad mix of countries, sectors and individual securities. One particularly effective theme was an emphasis on companies that derive their earnings substantially from overseas rather than local sources. In many cases, these companies had significant exports to emerging markets, including China.

TOP TEN HOLDINGS(1) (at October 31, 2010)
---------------------------------------------------------------------

Rio Tinto PLC (United Kingdom)              3.5%
------------------------------------------------
Vodafone Group PLC (United Kingdom)         3.1%
------------------------------------------------
Nestle SA (Switzerland)                     2.9%
------------------------------------------------
Fresenius Medical Care AG & Co. KGaA
  (Germany)                                 2.8%
------------------------------------------------
BG Group PLC (United Kingdom)               2.5%
------------------------------------------------
Admiral Group PLC (United Kingdom)          2.4%
------------------------------------------------
BP PLC (United Kingdom)                     2.3%
------------------------------------------------
Anheuser-Busch InBev NV (Belgium)           2.3%
------------------------------------------------
Standard Chartered PLC (United Kingdom)     2.2%
------------------------------------------------
ING Groep NV-CVA (Netherlands)              2.2%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                          COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


A second successful theme was our preference for companies within the core European countries, such as Switzerland, Germany, Sweden and France. We de-emphasized peripheral countries like Spain, Portugal, Italy and Greece, where companies suffered from concerns about sovereign fiscal issues.

The Fund benefited from a significantly larger weighting in industrials stocks than the MSCI Europe Index. Stocks in this sector typically have large overseas earnings, especially from emerging markets and China. They also benefit from a weaker euro, which we saw in the first half of the year. Because industrial companies did so much restructuring in 2008 and 2009, their profit margins were startlingly good as inventory restocking occurred. Consequently, the industrials sector has delivered the greatest upside earnings surprises. The Fund's industrials overweight and good stock selection within the sector added to the Fund's performance relative to the MSCI Europe Index.

Exposure to luxury goods companies, where the Fund's weighting was larger than that of the MSCI Europe Index, also had a positive effect on fiscal year results. These companies have been notable beneficiaries of rising consumer demand in emerging markets.

Having a smaller position in pharmaceuticals as compared to the MSCI Europe Index and having no exposure to the utilities sector also had a favorable impact on the Fund's investment results. Within the pharmaceutical area, the Fund's holdings were very small, but what we owned performed quite well, so both an underweight allocation and strong stock selection benefited the Fund's results. Judicious positioning and stock selection in the financials sector added to strong relative performance as well.

Overall, the telecommunication services sector detracted slightly from relative return. Not having enough exposure in the second half of the year when telecommunications stocks performed well was disadvantageous. Having a larger weighting in information technology than the MSCI Europe Index also detracted, though effective stock selection more than outweighed the small negative effect.


--------------------------------------------------------------------------------
8  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

CHANGES TO THE FUND'S PORTFOLIO
From the beginning of the fiscal year through April and May 2010, the Fund was underweight in financials compared to the MSCI Europe Index. We increased the Fund's weighting to a neutral position relative to the MSCI Europe Index through the middle part of the year. Then in the latter months of the period, we again reduced the position because as financial stocks rallied, their valuations became less attractive to us. Overall, this strategic reallocation was beneficial to the Fund's investment results.

In the first half of the year, the Fund had a zero weighting in telecommunication services because we thought these companies were likely to have trouble producing growth. In the second half of the year, we revised our view and increased the Fund's weighting until it was about equal to that of the benchmark.

The portfolio turnover rate for the fiscal year was 115%.

OUR FUTURE STRATEGY
We seek to focus the Fund on companies with strong balance sheets because we believe that in 2011 these companies are more likely to return cash to shareholders either through share buybacks or special dividends. We think the ability to return cash could be an important factor in a company's stock performance going forward.

Currently the Fund is positioned with a preference for growth stocks and an emphasis on core European countries. The largest underweight relative to the MSCI Europe Index is utilities, followed by telecommunication services. We also currently maintain an underweight in financials


  One particularly effective theme was an emphasis on companies that derive their earnings substantially from overseas rather than local sources.







--------------------------------------------------------------------------------
                          COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


where we believe there is a lack of attractive individual financial companies. The Fund is slightly underweight in the energy sector. Within energy, the Fund does not currently own large oil companies, but instead has focused on oil service businesses and exploration companies.

As of the end of October, the Fund had significant holdings in the U.K. because the U.K. stock market is largely comprised of global companies with significant overseas earnings and also includes a number of mining firms with foreign operations. The Fund is not currently exposed to the U.K. domestic economy.

In the short to medium term, we see several key factors affecting European equity markets. We believe growth in the developed markets is likely to be slow. The euro may weaken due to fiscal situations in peripheral European countries, which means interest rates are likely to remain low. Meanwhile, we believe emerging market countries may continue to benefit from extremely low interest rates in the rest of the world, a positive for both consumer demand and infrastructure spending in emerging regions.

We believe the European equity markets are still attractive from a valuation standpoint. The implied equity risk premium is well above the long-term average and we believe valuations are still attractive relative to other asset classes. European equity markets may continue to advance, but it is our view that returns will depend on highly selective individual stock picking, with a particular focus on companies that have the ability to grow earnings. Though there has been much attention on weakness in countries like Spain and Greece, there are many European companies that are selling goods internationally -- goods that are highly desirable for emerging market consumers. We believe these types of companies may continue to provide very strong investment opportunities.

Dan Ison
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers,

--------------------------------------------------------------------------------
10  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia European Equity Fund Class A shares (from 10/31/00 to 10/31/10) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at October 31, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLUMBIA EUROPEAN EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,419    $8,315   $13,929    $12,336
------------------------------------------------------------------------------------------
     Average annual total return                    +14.19%    -5.96%    +6.85%     +2.12%
------------------------------------------------------------------------------------------
MSCI EUROPE INDEX(1)
     Cumulative value of $10,000                    $10,897    $7,317   $12,448    $14,832
------------------------------------------------------------------------------------------
     Average annual total return                     +8.97%    -9.89%    +4.48%     +4.02%
------------------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,463    $7,717   $13,590    $15,932
------------------------------------------------------------------------------------------
     Average annual total return                    +14.63%    -8.28%    +6.33%     +4.77%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA EUROPEAN EQUITY FUND LINE GRAPH)

                     COLUMBIA EUROPEAN
                        EQUITY FUND
                          CLASS A
                      (INCLUDES SALES         MSCI EUROPE       LIPPER EUROPEAN
                           CHARGE)              INDEX(1          INDEX(2)
                     -----------------    ------------------    ---------------
11/1/00                   $ 9,425               $10,000             $10,000
1/01                        9,136                10,270              10,144
4/01                        8,129                 9,297               9,034
7/01                        7,026                 8,546               8,248
10/01                       6,387                 7,732               7,385
1/02                        6,431                 7,819               7,523
4/02                        6,779                 8,188               7,884
7/02                        5,791                 7,015               6,875
10/02                       5,482                 6,682               6,442
1/03                        5,160                 6,438               6,214
4/03                        5,531                 6,976               6,646
7/03                        5,922                 7,667               7,329
10/03                       6,372                 8,333               8,027
1/04                        7,129                 9,512               9,238
4/04                        6,852                 9,423               9,071
7/04                        6,813                 9,455               9,015
10/04                       7,326                10,197               9,770
1/05                        7,808                11,202              10,833
4/05                        7,788                11,198              10,830
7/05                        8,226                11,830              11,605
10/05                       8,346                11,915              11,723
1/06                        9,466                13,366              13,440
4/06                       10,437                14,630              14,960
7/06                       10,255                14,525              14,373
10/06                      10,902                15,766              15,537
1/07                       11,812                16,957              17,158
4/07                       12,814                18,671              18,838
7/07                       12,609                18,633              18,803
10/07                      13,981                20,269              20,644
1/08                       12,429                17,272              17,774
4/08                       12,739                18,462              18,613
7/08                       11,541                16,492              16,757
10/08                       8,011                10,599              10,516
1/09                        7,292                 9,249               9,273
4/09                        7,857                10,156              10,523
7/09                        9,513                12,375              12,732
10/09                      10,184                13,611              13,899
1/10                       10,146                13,385              13,790
4/10                       10,550                13,620              14,356
7/10                       10,805                13,294              14,003
10/10                      12,336                14,832              15,932




(1) The Morgan Stanley Capital International (MSCI) Europe Index, compiled by MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper European Funds Index includes the 30 largest European funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until October 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,169.40        $ 8.11(c)     1.50%(c)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.45        $ 7.54(c)     1.50%(c)
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,165.30        $12.20(c)     2.26%(c)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.66        $11.35(c)     2.26%(c)
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,165.00        $12.20(c)     2.26%(c)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.66        $11.35(c)     2.26%(c)
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,174.10        $ 5.69(c)     1.05%(c)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.70        $ 5.29(c)     1.05%(c)
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,169.70        $ 7.30(c)     1.35%(c)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.20        $ 6.79(c)     1.35%(c)

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class Z
-------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $1,050.70        $ 1.14(c)     1.27%(c)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.60        $ 6.39(c)     1.27%(c)
-------------------------------------------------------------------------------------------



(a) The beginning account value for Class Z is as of September 27, 2010 (when shares became available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one over the period, multiplied by 32/365 (to reflect the number of days in the period).
(c) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until December 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.53% for Class A, 2.28% for Class B, 2.28% for Class C, 1.08% for Class I, 1.38% for Class R4 and 1.28% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change is effective January 1, 2011. Had this change been in place for the entire six month period ended October 31, 2010, the actual expenses paid would have been $8.65 for Class A, $12.63 for Class B, $12.68 for Class C, $6.23 for Class I, $7.84 for Class R4 and $1.25 for Class Z; the hypothetical expenses paid would have been $8.05 for Class A, $11.75 for Class B, $11.80 for Class C, $5.79 for Class I, $7.29 for Class R4 and $6.99 for Class Z.
(d) Based on the actual return for the six months ended October 31, 2010:
    +16.94% for Class A, +16.53% for Class B, +16.50% for Class C, +17.41% for
    Class I and +16.97% for Class R4.
(e) Based on the actual return for the period from September 27, 2010 (when shares became available) to October 31, 2010 of +5.07% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

Columbia European Equity Fund
OCTOBER 31, 2010
(Percentages represent value of investments compared to net assets)


ISSUER                  SHARES          VALUE
COMMON STOCKS (97.0%)

BELGIUM (3.4%)
Anheuser-Busch InBev
 NV                      26,763    $1,676,895
Umicore                  18,294       860,802
                                  -----------
Total                               2,537,697
---------------------------------------------
BERMUDA (1.0%)
SeaDrill Ltd.            25,537       773,690
---------------------------------------------
DENMARK (1.8%)
Novo Nordisk A/S,
 Series B                12,881     1,355,591
---------------------------------------------
FINLAND (0.9%)
Outotec OYJ              14,943       697,303
---------------------------------------------
FRANCE (10.8%)
BNP Paribas              16,909     1,236,265
Edenred (a)              27,787       581,834
Legrand SA               21,316       822,684
LVMH Moet Hennessy
 Louis Vuitton SA         9,636     1,509,580
Publicis Groupe SA       20,443     1,017,952
Safran SA                26,493       839,664
Schneider Electric
 SA                       6,826       968,696
Societe Generale         19,620     1,174,467
                                  -----------
Total                               8,151,142
---------------------------------------------
GERMANY (12.0%)
Aixtron AG               19,098       623,091
BASF SE                  16,345     1,188,889
BMW AG                   16,307     1,168,656
Fresenius Medical
 Care AG & Co. KGaA      32,323     2,058,323
Infineon
 Technologies AG (a)     88,402       695,653
Kabel Deutschland
 Holding AG (a)           8,570       385,783
Linde AG                  5,611       807,592
MAN SE                    5,450       599,024
SAP AG                   11,700       609,945
Siemens AG                8,185       934,710
                                  -----------
Total                               9,071,666
---------------------------------------------
ITALY (1.1%)
Saipem SpA               18,386       816,784
---------------------------------------------
NETHERLANDS (5.4%)
ASML Holding NV          24,204       798,435
ING Groep NV-CVA (a)    149,722     1,597,725
Koninklijke Philips
 Electronics NV          27,540       832,616
Koninklijke Vopak NV     16,287       814,404
                                  -----------
Total                               4,043,180
---------------------------------------------
NORWAY (1.0%)
Telenor ASA              44,962       725,256
---------------------------------------------
SPAIN (2.4%)
Amadeus IT Holding
 SA, Series A (a)        49,474     1,007,374
Inditex SA                9,815       819,473
                                  -----------
Total                               1,826,847
---------------------------------------------
SWEDEN (6.1%)
Assa Abloy AB,
 Series B                28,717       735,959
Atlas Copco AB,
 Series A                39,845       832,664
Autoliv, Inc., SDR       14,679     1,051,671
Swedish Match AB         43,183     1,206,890
TeliaSonera AB           91,190       761,031
                                  -----------
Total                               4,588,215
---------------------------------------------
SWITZERLAND (8.2%)
Credit Suisse Group
 AG                      22,905       946,036
Nestle SA                38,609     2,114,433
SGS SA                      487       779,339
Sika AG                     359       711,288
Swatch Group AG
 (The)                   14,332       996,046
Syngenta AG               2,319       641,365
                                  -----------
Total                               6,188,507
---------------------------------------------
TURKEY (2.3%)
BIM Birlesik
 Magazalar AS            24,666       847,329
Turkiye Garanti
 Bankasi AS             144,832       875,038
                                  -----------
Total                               1,722,367
---------------------------------------------
UNITED KINGDOM (40.6%)
Admiral Group PLC        66,855     1,745,975
Aggreko PLC              54,818     1,383,313
ARM Holdings PLC        111,928       651,509
BG Group PLC             96,360     1,876,585
BP PLC                  252,883     1,725,210
British Airways PLC
 (a)                    203,326       881,856


                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

ISSUER                  SHARES          VALUE
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONT.)
British American
 Tobacco PLC             28,721    $1,095,199
Burberry Group PLC       62,535     1,020,972
Carnival PLC             15,939       686,958
Carphone Warehouse
 Group PLC (a)          228,406     1,114,324
Centamin Egypt Ltd.
 (a)                    274,599       761,135
Hargreaves Lansdown
 PLC                    124,718       936,171
HSBC Holdings PLC        67,581       702,834
IG Group Holdings
 PLC                    137,922     1,167,872
Lloyds Banking Group
 PLC (a)              1,053,941     1,164,137
Lonmin PLC (a)           14,247       399,236
Prudential PLC          104,392     1,054,554
Rio Tinto PLC            40,537     2,621,316
Shire PLC                48,288     1,138,069
Standard Chartered
 PLC                     57,467     1,662,389
Tesco PLC               218,884     1,496,945
Tullow Oil PLC           74,832     1,420,765
Vodafone Group PLC      836,880     2,277,432
Weir Group PLC (The)     31,394       783,665
Xstrata PLC              40,421       783,303
                                  -----------
Total                              30,551,724
---------------------------------------------
TOTAL COMMON STOCKS
(Cost: $58,360,460)               $73,049,969
---------------------------------------------


PREFERRED STOCKS (1.4%)

GERMANY (1.4%)
Volkswagen AG             7,001    $1,051,973
---------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $636,366)                   $1,051,973
---------------------------------------------


RIGHTS (0.1%)

UNITED KINGDOM (0.1%)
Standard Chartered
 PLC (a)                  7,183       $60,478
---------------------------------------------
TOTAL RIGHTS
(Cost: $--)                           $60,478
---------------------------------------------


MONEY MARKET FUND (2.3%)

Columbia Short-Term
 Cash Fund, 0.241%
 (b)(c)               1,758,836    $1,758,836
---------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,758,836)                 $1,758,836
---------------------------------------------





                EFFECTIVE       PAR/
ISSUER            YIELD      PRINCIPAL           VALUE
INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (6.8%)

REPURCHASE AGREEMENTS (6.8%)
Cantor Fitzgerald & Co. (d)
 dated 10/29/10, matures 11/01/10,
 repurchase price
 $2,000,040        0.240%    $2,000,000     $2,000,000
Deutsche Bank AG (d)
 dated 10/29/10, matures 11/01/10,
 repurchase price
 $3,101,503        0.230%     3,101,443      3,101,443
                                           -----------
Total                                        5,101,443
------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR
  SECURITIES ON LOAN
(Cost: $5,101,443)                          $5,101,443
------------------------------------------------------
TOTAL INVESTMENTS
(Cost: $65,857,105)                        $81,022,699
OTHER ASSETS & LIABILITIES, NET            (5,698,671)
------------------------------------------------------
NET ASSETS                                 $75,324,028
======================================================







See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
18  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

 SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at October 31, 2010:


                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS      VALUE(a)
-----------------------------------------------------------------------
Aerospace & Defense                             1.1%           $839,665
Airlines                                        1.2             881,856
Auto Components                                 1.4           1,051,671
Automobiles                                     3.0           2,220,629
Beverages                                       2.2           1,676,895
Building Products                               1.0             735,959
Capital Markets                                 2.5           1,882,207
Chemicals                                       5.6           4,209,936
Commercial Banks                                9.1           6,875,607
Commercial Services & Supplies                  2.6           1,965,147
Construction & Engineering                      0.9             697,303
Diversified Financial Services                  3.7           2,765,596
Diversified Telecommunication Services          2.0           1,486,287
Electrical Equipment                            2.4           1,791,380
Energy Equipment & Services                     2.1           1,590,474
Food & Staples Retailing                        3.1           2,344,274
Food Products                                   2.8           2,114,433
Health Care Providers & Services                2.7           2,058,323
Hotels, Restaurants & Leisure                   0.9             686,958
Industrial Conglomerates                        2.3           1,767,326
Insurance                                       3.7           2,800,529
IT Services                                     1.3           1,007,374
Machinery                                       2.9           2,215,354
Media                                           1.9           1,403,735
Metals & Mining                                 6.1           4,564,989
Oil, Gas & Consumable Fuels                     6.7           5,022,560
Pharmaceuticals                                 3.3           2,493,660
Professional Services                           1.0             779,339
Semiconductors & Semiconductor Equipment        3.7           2,768,688
Software                                        0.8             609,945
Specialty Retail                                2.6           1,933,797
Textiles, Apparel & Luxury Goods                4.7           3,526,599
Tobacco                                         3.1           2,302,089
Transportation Infrastructure                   1.1             814,404
Wireless Telecommunication Services             3.0           2,277,432
Other(1)                                        9.1           6,860,279
-----------------------------------------------------------------------
Total                                                       $81,022,699
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.



                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS


(a)  Non-income producing.

(b)  Investments in affiliates during the year ended October 31, 2010:

                                                                                        DIVIDENDS
                                                  SALES COST/                             PAID/
                          BEGINNING    PURCHASE     PROCEEDS    REALIZED    ENDING        INCOME
     ISSUER                 COST         COST      FROM SALES  GAIN/LOSS     COST     DISTRIBUTIONS     VALUE
     ----------------------------------------------------------------------------------------------------------
     Columbia Short-
       Term Cash Fund    $1,652,737  $25,021,927  $24,915,828     $--     $1,758,836      $1,512     $1,758,836


(c) The rate shown is the seven-day current annualized yield at October 31, 2010.

(d) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

CANTOR FITZGERALD & CO. (0.240%)

SECURITY DESCRIPTION                               VALUE
-----------------------------------------------------------
Fannie Mae Grantor Trust                               $103
Fannie Mae Interest Strip                            32,027
Fannie Mae Pool                                     249,157
Fannie Mae Principal Strip                            5,802
Fannie Mae REMICS                                   299,973
Fannie Mae Whole Loan                                 4,940
Federal National Mortgage Association                12,096
FHLMC Multifamily Structured Pass Through
  Certificates                                           79
FHLMC Structured Pass Through Securities              2,314
Freddie Mac Coupon Strips                               218
Freddie Mac Non Gold Pool                           120,441
Freddie Mac Reference REMIC                           1,678
Freddie Mac REMICS                                  130,798
Freddie Mac Strips                                   69,254
Ginnie Mae I Pool                                   269,702
Ginnie Mae II Pool                                  506,605
Government National Mortgage Association            175,891
United States Treasury Inflation Indexed Bonds       20,255
United States Treasury Strip Coupon                 104,650
United States Treasury Strip Principal               34,017
-----------------------------------------------------------
Total market value of collateral securities      $2,040,000

-----------------------------------------------------------


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
20  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF
 INVESTMENTS (CONTINUED)



DEUTSCHE BANK AG (0.230%)

SECURITY DESCRIPTION                               VALUE
-----------------------------------------------------------
Fannie Mae Pool                                  $3,163,472
-----------------------------------------------------------
Total market value of collateral securities      $3,163,472
-----------------------------------------------------------




 ABBREVIATION LEGEND



     SDR     Swedish Depositary Receipt





                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

 FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
22  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2010:

                                              FAIR VALUE AT OCTOBER 31, 2010
                            -----------------------------------------------------------------
                                  LEVEL 1            LEVEL 2
                               QUOTED PRICES          OTHER          LEVEL 3
                                 IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(a)              IDENTICAL ASSETS(b)       INPUTS         INPUTS          TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                 $73,049,969                $--         $--        $73,049,969
  Preferred Stocks                1,051,973                 --          --          1,051,973
  Rights                             60,478                 --          --             60,478
---------------------------------------------------------------------------------------------
Total Equity Securities          74,162,420                 --          --         74,162,420
---------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)                1,758,836                 --          --          1,758,836
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --          5,101,443          --          5,101,443
---------------------------------------------------------------------------------------------
Total Other                       1,758,836          5,101,443          --          6,860,279
---------------------------------------------------------------------------------------------
Investments in
  Securities                     75,921,256          5,101,443          --         81,022,699
---------------------------------------------------------------------------------------------
Total                           $75,921,256         $5,101,443         $--        $81,022,699
---------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at October 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of October 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at October 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $32,508,124. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at October 31, 2010.



--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
24  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCTOBER 31, 2010


ASSETS
Investments, at value
  Unaffiliated issuers* (identified cost $58,996,826)              $ 74,162,420
  Affiliated issuers (identified cost $1,758,836)                     1,758,836
  Investment of cash collateral received for securities on loan
    (identified cost $5,101,443)                                      5,101,443
-------------------------------------------------------------------------------
Total investments (identified cost $65,857,105)                      81,022,699
Foreign currency (identified cost $2,943)                                 3,042
Receivable for:
  Capital shares sold                                                    28,557
  Investments sold                                                      462,183
  Dividends                                                              15,725
  Interest                                                                4,600
  Reclaims                                                              170,514
  Expense reimbursement due from Investment Manager                       3,438
-------------------------------------------------------------------------------
Total assets                                                         81,710,758
-------------------------------------------------------------------------------
LIABILITIES
Due upon return of securities on loan                                 5,101,443
Payable for:
  Investments purchased                                               1,052,892
  Capital shares purchased                                              150,058
  Investment management fees                                              1,654
  Distribution fees                                                         629
  Transfer agent fees                                                     1,980
  Administration fees                                                       165
  Other expenses                                                         77,909
-------------------------------------------------------------------------------
Total liabilities                                                     6,386,730
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 75,324,028

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- OCTOBER 31, 2010

REPRESENTED BY
Capital stock -- $ .01 par value                                   $    129,972
Additional paid-in capital                                           88,111,079
Undistributed net investment income                                     386,089
Accumulated realized loss                                           (28,474,731)
Unrealized appreciation (depreciation) on:
  Investments                                                        15,165,594
  Foreign currency translations                                           6,025
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 75,324,028
-------------------------------------------------------------------------------
*Value of securities on loan                                       $  4,861,773
-------------------------------------------------------------------------------
Net assets
  Class A                                                          $ 69,831,477
  Class B                                                          $  4,050,968
  Class C                                                          $  1,405,823
  Class I                                                          $      7,743
  Class R4                                                         $     25,391
  Class Z                                                          $      2,626
Shares outstanding
  Class A                                                            12,044,258
  Class B                                                               701,073
  Class C                                                               245,717
  Class I                                                                 1,336
  Class R4                                                                4,385
  Class Z                                                                   453
Net asset value per share
  Class A(a)                                                       $       5.80
  Class B                                                          $       5.78
  Class C                                                          $       5.72
  Class I                                                          $       5.80
  Class R4                                                         $       5.79
  Class Z                                                          $       5.80
-------------------------------------------------------------------------------


(a) The maximum offering price per share for Class A is $6.15. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCTOBER 31, 2010


NET INVESTMENT INCOME
Income:
Dividends                                                          $ 1,582,785
Dividends from affiliates                                                1,512
Income from securities lending -- net                                   58,044
Foreign taxes withheld                                                (191,161)
------------------------------------------------------------------------------
Total income                                                         1,451,180
------------------------------------------------------------------------------
Expenses:
Investment management fees                                             552,061
Distribution fees
  Class A                                                              160,871
  Class B                                                               53,686
  Class C                                                               12,402
Transfer agent fees
  Class A                                                              188,276
  Class B                                                               16,960
  Class C                                                                3,722
  Class R4                                                                  18
Administration fees                                                     56,787
Plan administration fees
  Class R4                                                                  50
Compensation of board members                                            2,094
Custodian fees                                                          30,680
Printing and postage fees                                               38,245
Registration fees                                                       74,005
Professional fees                                                       34,613
Other                                                                    9,537
------------------------------------------------------------------------------
Total expenses                                                       1,234,007
Fees waived or expenses reimbursed by Investment Manager and its
  affiliates                                                          (184,076)
------------------------------------------------------------------------------
Total net expenses                                                   1,049,931
------------------------------------------------------------------------------
Net investment income                                                  401,249
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Investments                                                        6,430,270
  Foreign currency transactions                                        (27,997)
  Forward foreign currency exchange contracts                           14,274
------------------------------------------------------------------------------
Net realized gain                                                    6,416,547
Net change in unrealized appreciation (depreciation) on:
  Investments                                                        6,498,570
  Foreign currency translations                                          5,249
------------------------------------------------------------------------------
Net change in unrealized appreciation                                6,503,819
------------------------------------------------------------------------------
Net realized and unrealized gain                                    12,920,366
------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $13,321,615
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET
ASSETS ----------------------------------------------------------------------


                                                                     YEAR ENDED OCTOBER 31,
                                                                       2010         2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income                                              $   401,249  $  1,070,263
Net realized gain (loss)                                             6,416,547   (16,167,526)
Net change in unrealized appreciation                                6,503,819    29,560,125
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                13,321,615    14,462,862
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                         (1,000,172)     (788,537)
    Class B                                                            (22,699)           --
    Class C                                                            (10,493)       (1,022)
    Class I                                                               (126)         (113)
    Class R4                                                              (304)         (297)
--------------------------------------------------------------------------------------------
Total distributions to shareholders                                 (1,033,794)     (789,969)
--------------------------------------------------------------------------------------------
Decrease in net assets from capital share transactions              (8,985,725)  (10,689,983)
--------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (see Note 9)                            --        70,652
--------------------------------------------------------------------------------------------
Total increase in net assets                                         3,302,096     3,053,562
Net assets at beginning of year                                     72,021,932    68,968,370
--------------------------------------------------------------------------------------------
Net assets at end of year                                          $75,324,028  $ 72,021,932
--------------------------------------------------------------------------------------------
Undistributed net investment income                                $   386,089  $    961,705
--------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued) -----


                                                                                  YEAR ENDED OCTOBER 31,
                                                                              2010                       2009
                                                                   -------------------------  -------------------------
                                                                        SHARES   DOLLARS ($)       SHARES   DOLLARS ($)
CAPITAL STOCK ACTIVITY
CLASS A SHARES
  Subscriptions                                                      2,129,476    10,777,670    2,433,564    10,027,749
  Conversions from Class B                                             304,151     1,545,088      858,356     3,897,259
  Distributions reinvested                                             196,524       974,758      206,157       771,028
  Redemptions                                                       (3,897,263)  (19,493,353)  (5,121,201)  (19,626,666)
-----------------------------------------------------------------------------------------------------------------------
  Net decrease                                                      (1,267,112)   (6,195,837)  (1,623,124)   (4,930,630)
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Subscriptions                                                        104,688       529,881      231,223       928,606
  Distributions reinvested                                               4,410        21,913           --            --
  Conversions to Class A                                              (304,751)   (1,545,088)    (862,157)   (3,897,259)
  Redemptions                                                         (372,204)   (1,833,615)    (736,777)   (2,764,161)
-----------------------------------------------------------------------------------------------------------------------
  Net decrease                                                        (567,857)   (2,826,909)  (1,367,711)   (5,732,814)
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Subscriptions                                                         63,917       321,587       52,773       214,721
  Distributions reinvested                                               1,921         9,471          256           954
  Redemptions                                                          (60,828)     (300,303)     (62,778)     (243,342)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                                                5,010        30,755       (9,749)      (27,667)
-----------------------------------------------------------------------------------------------------------------------
CLASS R4 SHARES
  Subscriptions                                                          1,300         6,366        2,946        13,524
  Distributions reinvested                                                  51           255           66           244
  Redemptions                                                             (677)       (2,855)      (2,661)      (12,640)
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                             674         3,766          351         1,128
-----------------------------------------------------------------------------------------------------------------------
CLASS Z SHARES
  Subscriptions                                                            453         2,500           --            --
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                             453         2,500           --            --
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET INCREASE (DECREASE)                                       (1,828,832)   (8,985,725)   3,000,233    10,689,983
-----------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                        YEAR ENDED OCT. 31,
CLASS A                                            ------------------------------------------------------------
PER SHARE DATA                                       2010         2009         2008         2007          2006
Net asset value, beginning of period                 $4.86        $3.88        $6.83         $5.39        $4.19
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  .03          .07          .06           .04          .05
Net realized and unrealized gain (loss) on
 investments                                           .98          .96        (2.96)         1.47         1.22
---------------------------------------------------------------------------------------------------------------
Total from investment operations                      1.01         1.03        (2.90)         1.51         1.27
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 (.07)        (.06)        (.05)         (.07)        (.07)
---------------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                     --          .01           --            --           --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.80        $4.86        $3.88         $6.83        $5.39
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        21.14%       27.11%(a)   (42.70%)       28.24%       30.63%
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          1.67%        1.93%        1.58%         1.43%        1.52%
---------------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                       1.41%        1.61%        1.58%         1.43%        1.52%
---------------------------------------------------------------------------------------------------------------
Net investment income                                0.63%        1.79%        0.95%         0.70%        1.00%
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $69,831      $64,717      $57,916      $114,600      $85,143
---------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    115%         154%         180%          114%          64%
---------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
30  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED OCT. 31,
CLASS B                                            ---------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008         2007         2006
Net asset value, beginning of period                $4.83       $3.82        $6.73        $5.31        $4.12
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.00)(d)     .05          .02          .00(d)       .02
Net realized and unrealized gain (loss) on
 investments                                          .97         .95        (2.93)        1.44         1.20
------------------------------------------------------------------------------------------------------------
Total from investment operations                      .97        1.00        (2.91)        1.44         1.22
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.02)         --           --         (.02)        (.03)
------------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --         .01           --           --           --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.78       $4.83        $3.82        $6.73        $5.31
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.10%      26.44%(a)   (43.24%)      27.28%       29.74%
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         2.41%       2.74%        2.32%        2.19%        2.29%
------------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                      2.16%       2.40%        2.32%        2.19%        2.29%
------------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (0.06%)      1.22%        0.28%       (0.03%)       0.28%
------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $4,051      $6,124      $10,080      $30,143      $29,439
------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   115%        154%         180%         114%          64%
------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $4.81       $3.81        $6.71       $5.30       $4.12
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        .04          .01         .00(d)      .02
Net realized and unrealized gain (loss) on
 investments                                          .96         .95        (2.90)       1.44        1.19
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .95         .99        (2.89)       1.44        1.21
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.04)       (.00)(d)     (.01)       (.03)       (.03)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --         .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.72       $4.81        $3.81       $6.71       $5.30
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.96%      26.39%(a)   (43.10%)     27.21%      29.65%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         2.43%       2.69%        2.33%       2.19%       2.29%
----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                      2.17%       2.37%        2.33%       2.19%       2.29%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (0.10%)      1.07%        0.25%      (0.05%)      0.24%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $1,406      $1,157         $954      $2,138      $1,489
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                   115%        154%         180%        114%         64%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
32  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $4.86       $3.89        $6.84       $5.40       $4.20
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .05         .09          .09         .07         .06
Net realized and unrealized gain (loss) on
 investments                                          .98         .95        (2.96)       1.46        1.23
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.03        1.04        (2.87)       1.53        1.29
----------------------------------------------------------------------------------------------------------
LESS DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                (.09)       (.08)        (.08)       (.09)       (.09)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --         .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.80       $4.86        $3.89       $6.84       $5.40
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.61%      27.78%(a)   (42.38%)     28.78%      31.34%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         1.14%       1.31%        1.08%       0.95%       0.99%
----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                      0.96%       1.16%        1.08%       0.95%       0.99%
----------------------------------------------------------------------------------------------------------
Net investment income                               1.07%       2.27%        1.50%       1.17%       1.55%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $8          $6           $5          $3         $15
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                   115%        154%         180%        114%         64%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $4.86       $3.90        $6.84       $5.41       $4.20
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .04         .07          .08         .00(d)      .05
Net realized and unrealized gain (loss) on
 investments                                          .97         .97        (2.94)       1.51        1.24
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.01        1.04        (2.86)       1.51        1.29
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.08)       (.09)        (.08)       (.08)       (.08)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --         .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.79       $4.86        $3.90       $6.84       $5.41
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.08%      27.57%(a)   (42.29%)     28.16%      31.10%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         1.49%       1.58%        1.36%       1.26%       1.31%
----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                      1.27%       1.39%        1.11%       1.26%       1.31%
----------------------------------------------------------------------------------------------------------
Net investment income                               0.79%       1.79%        1.35%       0.04%       1.05%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $25         $18          $13          $7          $4
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                   115%        154%         180%        114%         64%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(e)
Net asset value, beginning of period                  $5.52
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   .00(d)
Net realized and unrealized gain on
 investments                                            .28
-------------------------------------------------------------
Total from investment operations                        .28
-------------------------------------------------------------
Net asset value, end of period                        $5.80
-------------------------------------------------------------
TOTAL RETURN                                          5.07%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                           1.96%
-------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(c)                                        1.27%
-------------------------------------------------------------
Net investment income                                 0.12%
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $3
-------------------------------------------------------------
Portfolio turnover                                     115%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a) During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(d) Rounds to less than $0.01.
(e) For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------
OCTOBER 31, 2010

NOTE 1. ORGANIZATION

Columbia European Equity Fund (formerly known as Threadneedle European Equity
Fund) (the Fund), a series of RiverSource International Series, Inc. (the Corporation), is a diversified Fund. The Corporation is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company.

FUND SHARES
The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board), and the Fund offers Class A, Class B, Class C, Class I, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges, however, the class is closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus. Class Z shares became effective September 27, 2010.


--------------------------------------------------------------------------------
36  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of Columbia Management Investment Advisors, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term

--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010


securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Foreign currency contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

DERIVATIVE INSTRUMENTS
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivative instruments are transactions whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential

--------------------------------------------------------------------------------
38  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS IN THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of

--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At October 31, 2010, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE FUND'S STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010:


 AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                         $14,274
--------------------------------------------------------------------------



   CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                        RECOGNIZED IN INCOME
--------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                           $--
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
At October 31, 2010, the Fund had no outstanding forward foreign currency contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $200,000 for the year ended October 31, 2010.

REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreement transactions with institutions that the Fund's Investment Manager has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.


--------------------------------------------------------------------------------
40  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



INCOME RECOGNITION
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

EXPENSES
General expenses of the Corporation are allocated to the Fund and other funds of the Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

DETERMINATION OF CLASS NET ASSET VALUE
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN TAX
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT MANAGEMENT FEES
Under an Investment Management Services Agreement (IMSA), the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory Agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper European Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $15,810 for the year ended October 31, 2010. The management fee for the year ended October 31, 2010 was 0.78% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

In September 2010, the Board approved, subject to approval by shareholders, an amended IMSA that would eliminate the Fund's PIA. If approved by Fund shareholders, the IMSA proposal is expected to be effective in the second quarter of 2011. If not approved, the current IMSA will stay in effect including any adjustment under the terms of the PIA.


--------------------------------------------------------------------------------
42  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATION FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended October 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2010, other expenses paid to this company were $115.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENT FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R4 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

Under a new Transfer Agency Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended October 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.29%
Class B..............................................  0.32
Class C..............................................  0.30
Class R4.............................................  0.09
Class Z..............................................  0.19*


*   Annualized

Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for

--------------------------------------------------------------------------------
44  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $179,000 and $22,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $72,319 for Class A, $3,455 for Class B and $525 for Class C for the year ended October 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended October 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of PIA were as follows:

Class A..............................................  1.41%
Class B..............................................  2.16
Class C..............................................  2.17
Class I..............................................  0.96
Class R4.............................................  1.27
Class Z..............................................  1.27


The waived/reimbursed fees and expenses for the transfer agent fees at the class level were as follows:

Class A............................................  $59,580
Class B............................................    5,149
Class C............................................    1,148
Class R4...........................................        8


The management fees waived/reimbursed at the Fund level were $118,191.

The Investment Manager and its affiliates contractually agreed to waive certain fees and reimburse certain expenses until December 31, 2010, unless sooner terminated at the sole discretion of the Board such that net expenses (excluding


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010


fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.43%
Class B..............................................  2.20
Class C..............................................  2.19
Class I..............................................  0.98
Class R4.............................................  1.28
Class Z..............................................  1.18


Effective January 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until December 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.53%
Class B..............................................  2.28
Class C..............................................  2.28
Class I..............................................  1.08
Class R4.............................................  1.38
Class Z..............................................  1.28


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

NOTE 4. PORTFOLIO INFORMATION

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $79,613,923 and $88,251,678, respectively, for the year ended October 31, 2010.

NOTE 5. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government

--------------------------------------------------------------------------------
46  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At October 31, 2010, securities valued at $4,861,773 were on loan, secured by cash collateral of $5,101,443 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $58,044 earned from securities lending for the year ended October 31, 2010, is included in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

NOTE 6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

NOTE 7. SHAREHOLDER CONCENTRATION

At October 31, 2010, the Investment Manager owned 100% of Class I and Class Z shares.

NOTE 8. LINE OF CREDIT

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to October 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended October 31, 2010.

NOTE 9. REGULATORY SETTLEMENTS

During the year ended October 31, 2009, the Fund received $70,652, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding).

--------------------------------------------------------------------------------
48  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

NOTE 10. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2010, permanent and timing book to tax differences resulting primarily from differing treatments for capital loss carryforward expired, foreign currency transactions, foreign tax credits and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund's net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income.............  $     56,929
Accumulated net realized loss...................    10,589,760
Paid-in capital.................................   (10,646,689)


Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

YEAR ENDED OCTOBER 31,                          2010       2009
-----------------------------------------------------------------
Ordinary income............................  $1,033,794  $789,969
Long-term capital gain.....................          --        --


At October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $    438,993
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(28,018,651)
Unrealized appreciation (depreciation)..........  $ 14,662,635


At October 31, 2010, the cost of investments for federal income tax purposes was $66,364,133 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                            $15,075,021
Unrealized depreciation                               (416,455)
--------------------------------------------------------------
Net unrealized appreciation                        $14,658,566




--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

The following capital loss carryforwards, determined at October 31, 2010 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF EXPIRATION                                    AMOUNT
--------------------------------------------------------------
2011                                               $ 5,021,215
2016                                                 4,272,956
2017                                                18,724,480
--------------------------------------------------------------
Total                                              $28,018,651


For the year ended October 31, 2010, $5,938,481 of capital loss carryforward was utilized and $10,576,037 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryover before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

NOTE 11. SIGNIFICANT RISKS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

GEOGRAPHIC CONCENTRATION RISK
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic region in which the Fund focuses its investments. The Fund may be more volatile than a more geographically diversified fund.


--------------------------------------------------------------------------------
50  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



NOTE 12. SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

NOTE 13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgement order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise

--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010


Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
52  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA EUROPEAN EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund) (the Fund) (one of the portfolios constituting the RiverSource International Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia European Equity Fund of the RiverSource International Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
54  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%
    Federal Taxes Paid...........................................   $131,931
    Foreign Source Income........................................   $898,244


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
58  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
60  COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                         COLUMBIA EUROPEAN EQUITY FUND -- 2010 ANNUAL REPORT  61

COLUMBIA EUROPEAN EQUITY FUND
(formerly known as Threadneedle European Equity Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6006 R (12/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE
DISCIPLINED INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..................................    3

Manager Commentary.....................................    6

The Fund's Long-term Performance.......................   14

Fund Expenses Example..................................   16

Portfolio of Investments...............................   19

Statement of Assets and Liabilities....................   30

Statement of Operations................................   32

Statements of Changes in Net Assets....................   34

Financial Highlights...................................   36

Notes to Financial Statements..........................   43

Report of Independent Registered Public Accounting
  Firm.................................................   62

Federal Income Tax Information.........................   64

Board Members and Officers.............................   65

Proxy Voting...........................................   70



 The Board of Directors of RiverSource Disciplined International Equity Fund (the "Fund") approved a proposal to merge the Fund with and into Columbia Multi-Advisor International Equity Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Multi-Advisor International Equity Fund and the definitive terms of the proposed merger will be included in proxy materials.

 The merger is subject to certain conditions, including final approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund later this year or in early 2011, and the meeting of shareholders to consider the merger will be held in the first half of 2011.

SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined International Equity Fund (the Fund) Class A shares gained 6.48% (excluding sales charge) during the 12 months ended Oct. 31, 2010.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) EAFE Index (MSCI Index), which rose 8.82% for the 12-month period.

> The Fund also underperformed its peer group, as represented by the Lipper
  International Large-Cap Core Funds Index, which increased 11.06% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                                           SINCE
                                                         INCEPTION
                                        1 YEAR  3 YEARS   5/18/06
------------------------------------------------------------------
RiverSource Disciplined International
  Equity Fund
  Class A (excluding sales charge)      +6.48%  -15.28%    -3.10%
------------------------------------------------------------------
MSCI Index (unmanaged)                  +8.82%   -9.15%    +0.11%
------------------------------------------------------------------
Lipper International Large-Cap Core
  Funds Index (unmanaged)              +11.06%   -9.97%    -0.34%
------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                            SINCE
Without sales charge                     1 YEAR  3 YEARS  INCEPTION
Class A (inception 5/18/06)              +6.48%  -15.28%    -3.10%
-------------------------------------------------------------------
Class B (inception 5/18/06)              +5.75%  -16.00%    -3.90%
-------------------------------------------------------------------
Class C (inception 5/18/06)              +5.74%  -15.95%    -3.88%
-------------------------------------------------------------------
Class I (inception 5/18/06)              +7.31%  -14.73%    -2.58%
-------------------------------------------------------------------
Class R* (inception 8/1/08)              +6.41%     N/A     -9.05%
-------------------------------------------------------------------
Class R4 (inception 5/18/06)             +6.75%  -14.86%    -2.74%
-------------------------------------------------------------------
Class W (inception 12/1/06)              +6.86%  -15.17%    -5.73%
-------------------------------------------------------------------

With sales charge
Class A (inception 5/18/06)              +0.36%  -16.94%    -4.38%
-------------------------------------------------------------------
Class B (inception 5/18/06)              +0.75%  -16.80%    -4.31%
-------------------------------------------------------------------
Class C (inception 5/18/06)              +4.74%  -15.95%    -3.88%
-------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R4 and Class W shares. Class I, Class R and Class R4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.


--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
   X                      Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY  ------------------------------------------------------------

Effective May 1, 2010, Fred Copper assumed day-to-day management of RiverSource Disciplined International Equity Fund from Dimitris Bertsimas, PhD and Alexander Sauer-Budge, PhD.

At Oct. 31, 2010, approximately 35% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia Management, it is possible that RiverSource Disciplined International Equity Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 55, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined International Equity Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 16 and 51.

Dear Shareholders,

RiverSource Disciplined International Equity Fund (the Fund) Class A shares gained 6.48% (excluding sales charge) during the 12 months ended Oct. 31, 2010. The Fund underperformed its benchmark, the Morgan Stanley Capital International
(MSCI) EAFE Index (MSCI Index), which rose 8.82%. The Fund also underperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which was up 11.06% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
International equities generated healthy gains during the annual period overall, but such solid performance masks what was significant volatility. Through early May, investor sentiment was generally positive even as the economic and corporate backdrop remained mixed. The U.S. and Europe officially came out of recession toward the end of 2009, though economic data remained lackluster and corporate earnings reflected the benefits of cost cutting rather than significant increases in revenues. Then, sovereign debt concerns flared as headlines about the crisis in Greece and other peripheral European nations dominated. The international equity markets



--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

sold off. Another factor impacting the international equity markets during the annual period was the weight of fiscal austerity under which both

COUNTRY BREAKDOWN(1) (at Oct. 31, 2010)
---------------------------------------------------------------------

Australia                                   3.7%
------------------------------------------------
Brazil                                      0.3%
------------------------------------------------
Canada                                      3.3%
------------------------------------------------
China                                       1.6%
------------------------------------------------
Denmark                                     1.2%
------------------------------------------------
Finland                                     2.3%
------------------------------------------------
France                                      6.0%
------------------------------------------------
Germany                                     9.2%
------------------------------------------------
Greece                                      1.1%
------------------------------------------------
Hong Kong                                   1.5%
------------------------------------------------
India                                       0.9%
------------------------------------------------
Indonesia                                   0.2%
------------------------------------------------
Ireland                                     1.2%
------------------------------------------------
Israel                                      0.7%
------------------------------------------------
Italy                                       2.8%
------------------------------------------------
Japan                                      19.6%
------------------------------------------------
Malta                                       0.0%*
------------------------------------------------
Netherlands                                 2.5%
------------------------------------------------
Norway                                      1.9%
------------------------------------------------
Russia                                      0.6%
------------------------------------------------
Singapore                                   0.2%
------------------------------------------------
South Korea                                 1.4%
------------------------------------------------
Spain                                       4.1%
------------------------------------------------
Sweden                                      2.8%
------------------------------------------------
Switzerland                                 6.8%
------------------------------------------------
Taiwan                                      3.1%
------------------------------------------------
Thailand                                    0.4%
------------------------------------------------
Turkey                                      0.5%
------------------------------------------------
United Kingdom                             16.4%
------------------------------------------------
United States                               3.4%
------------------------------------------------
Other(2)                                    0.3%
------------------------------------------------




*   Rounds to less than 0.1%
(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Europe and Japan operated. High debt loads and attempts to cut substantial budget deficits made the economies of most developed markets rather weak. In contrast, the economic backdrop of most emerging markets was comparatively stronger, driven by solid domestic demand as well as much better government balance sheets.

When the International Monetary Fund, in concert with the European Central Bank and other central banks, announced plans for a liquidity facility that would allow what are known as the PIIGS nations (Portugal, Italy, Ireland, Greece and Spain) to borrow at reasonable rates, the international equity markets rebounded. Reports of bank stress tests also restored some level of confidence in Europe's financial structure, helping international equity markets to roar back during the third calendar quarter and through October, fueled by corporate earnings growth that generally surprised to the upside.

Against this economic backdrop, the more economically-sensitive, cyclically-oriented sectors within the MSCI Index performed best, namely materials, industrials and consumer discretionary. The more defensive sectors, including financials, energy and health care, were weaker. From a regional perspective, the northern European countries, including Sweden, Denmark and Germany, performed best. Without the same financing problems as the PIIGS nations, these northern European nations benefited

TOP TEN HOLDINGS(1) (at Oct. 31, 2010)
---------------------------------------------------------------------

BHP Billiton PLC (United Kingdom)           1.9%
------------------------------------------------
BASF SE (Germany)                           1.8%
------------------------------------------------
Banco Santander SA (Spain)                  1.8%
------------------------------------------------
Royal Dutch Shell PLC, Series B
  (Netherlands)                             1.6%
------------------------------------------------
Roche Holding AG (Switzerland)              1.5%
------------------------------------------------
AstraZeneca PLC, ADR (United Kingdom)       1.5%
------------------------------------------------
Australia & New Zealand Banking Group Ltd.
  (Australia)                               1.5%
------------------------------------------------
International Power PLC (United Kingdom)    1.3%
------------------------------------------------
BNP Paribas (France)                        1.3%
------------------------------------------------
BP PLC (United Kingdom)                     1.2%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


from a weaker euro during the annual period given the strong export component to their economies. Asian countries strongly levered to China also performed well. These included Hong Kong and Singapore. Conversely and not surprisingly, Greece, Spain and Portugal were the weakest components within the MSCI Index during the annual period, each generating negative returns.

The Fund generated solid absolute gains during the annual period but underperformed the MSCI Index due primarily to stock selection in the consumer discretionary and information technology sectors. In consumer discretionary, FOSTER ELECTRIC, a Japanese audio equipment manufacturer, disappointed on the back of weak consumer spending. In information technology, Japanese video game manufacturer NINTENDO detracted from Fund results. Nintendo struggled in the face of both weak consumer spending and a lull between its releases of new game platforms. Another information technology position that hurt the Fund's performance was U.K. software developer AUTONOMY, which announced a significant earnings miss toward the end of the annual period. From a country perspective, a sizable allocation to Spain detracted from the Fund's results, for, as mentioned, Spain was one of the worst performers in the MSCI Index during the annual period. An exposure to Spanish banks especially hurt.

On the positive side, effective stock selection within the utilities and materials sectors boosted the Fund's returns. Having a sizable allocation to materials, which, as mentioned, was the best performing sector within the MSCI Index during the annual period, also helped. Within utilities, the


  International equities generated healthy gains during the annual period overall, but such solid performance masks what was significant volatility.






--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


U.K.'s INTERNATIONAL POWER was a particularly strong performer, benefiting from announcements of its acquisition by France's GDF SUEZ, which is anticipated to create the world's largest utility with annual revenue of $111.5 billion. Within materials, several miners located in Canada performed well, benefiting as commodity prices rose, particularly during the second half of the annual period. These included CENTERRA GOLD, EASTERN PLATINUM AND FIRST QUANTUM MINERALS. Driven by these materials names, Canada was the best performing country for the Fund during the annual period. A tactical exposure to the emerging markets, via investments in underlying exchange-traded funds, mutual funds and individual holdings, also contributed positively to the Fund's performance. As mentioned above, emerging market equities overall rallied even stronger than their developed counterparts during the annual period.

CHANGES TO THE FUND'S PORTFOLIO
In assuming day-to-day management of the Fund in early May, several changes were made. While the Fund's investment objective remained the same, our investment process was distinct. We continued to employ quantitative investment themes in selecting stocks for the Fund's portfolio, but the themes we use are somewhat different than those of our predecessors. The three themes we use are quality, valuation and momentum. The quality theme seeks to identify good businesses, that is, those with attractive returns and with management teams that follow shareholder friendly practices. The valuation theme seeks to identify stocks whose price is trading at a discount to the company's intrinsic value. And the momentum theme seeks to identify companies demonstrating good price and/or earnings trends that may serve as a catalyst for a turnaround in the perception of the company. In addition to employing these three quantitative themes, we also implement a fundamental research component to the Fund's stock selection process. We use fundamental research both to confirm what the quantitative themes indicate and also to make sure the themes have not missed an important aspect of the company that only the "human touch" can measure.

As we gradually shifted the Fund to our quantitative-plus-fundamental strategy, some changes were made to its portfolio. We reduced what is known as the beta of the Fund's portfolio to reflect individual stock

--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


selection rather than any bias toward the direction of the market. (Beta is a measure of sensitivity to market movements.) In doing so, we reduced the magnitude of exposures to sectors and individual stocks, especially those that usually perform well only in rallying markets. We also reduced the Fund's exposure to historically volatile stocks, such as Spanish banks like BANCO SANTANDER, which had been one of the Fund's largest individual holdings at the start of the annual period. With all of these changes, the Fund's portfolio turnover rate for the 12-month period was 137%.

At the end of Oct. 2010, the Fund had its most significant allocations, relative to the MSCI Index, in telecommunication services and energy, and its most modest exposure, relative to the MSCI Index in financials, especially banks.

OUR FUTURE STRATEGY
We remain rather bullish on the international equity markets despite strong performance during the last several months of the fiscal year. Our view is based on three primary factors. First, toward the end of the annual period, leading economic indicators had begun to improve, albeit from low levels but consistent with that of a reasonable growth scenario. Second, global monetary policy, including the second round of quantitative easing by the U.S. Federal Reserve Board (the Fed) announced in October and designed to stimulate economic growth, remains accommodative. Third, emerging market demand remains remarkably strong, providing a solid end-market for exporters in Europe and Asia.

That said, Europe comprises approximately 70% of the MSCI Index and thus there are risks to our view. One risk is that of a stronger euro, which would make exports from the continent less competitive. In the absence of the European Central Bank implementing a policy similar to the Fed's second round of quantitative easing, there may indeed be upward pressure on the euro over the next several months. The other notable risk to our view is if sovereign debt concerns for the PIIGS nations come to the fore again. European banks have a high exposure to the government bonds of these peripheral European nations. If these banks have to take a write-down on the value of those holdings, it could spark another correction in

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------


the international equity markets such as the one we saw during this past summer.

Given this view, we intend to pursue two primary strategies within the Fund over the near term. We intend to emphasize identifying investments in faster-growing companies. Currently, in an environment in which the major developed market countries are deleveraging, it is our expectation that economic growth is going to be lower than it has been historically. We believe that companies able to preserve higher rates of growth in a generally low growth environment are going to be favored. We also presently intend to emphasize investment in companies with attractive dividend yields. If economic growth is sub-par, then, in our view, so, too, will stock market returns be sub-par. Therefore, we believe dividend yield may well account for a more significant portion of total return than it normally does. In turn, companies with high and sustainable dividend yields, such as many in the telecommunication services sector, become increasingly attractive.


Fred Copper, CFA
Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined International Equity Fund Class A shares (from 5/18/06 to 10/31/10) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Index (MSCI Index) and Lipper International Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                                        SINCE INCEPTION
                                                     1 YEAR   3 YEARS       5/18/06
RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,036    $5,730        $8,279
---------------------------------------------------------------------------------------
     Average annual total return                     +0.36%   -16.94%        -4.38%
---------------------------------------------------------------------------------------
MSCI INDEX(1)
     Cumulative value of $10,000                    $10,882    $7,499       $10,043
---------------------------------------------------------------------------------------
     Average annual total return                     +8.82%    -9.15%        +0.11%
---------------------------------------------------------------------------------------
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,106    $7,297        $9,947
---------------------------------------------------------------------------------------
     Average annual total return                    +11.06%    -9.97%        -0.34%
---------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                       INTERNATIONAL EQUITY
                            FUND CLASS                           LIPPER INTERNATIONAL
                           A (INCLUDES                              LARGE-CAP CORE
                          SALES CHARGE)         MSCI INDEX(1)       FUNDS INDEX(2)
                     -----------------------    -------------    --------------------
5/18/06                      $ 9,525               $10,000              $10,000
7/06                           9,421                 9,988                9,965
10/06                         10,155                10,684               10,637
1/07                          11,018                11,430               11,433
4/07                          11,883                12,359               12,144
7/07                          12,123                12,428               12,283
10/07                         13,614                13,401               13,498
1/08                          11,256                11,504               11,655
4/08                          11,907                12,197               12,241
7/08                          10,383                10,969               10,989
10/08                          6,418                 7,192                7,198
1/09                           5,421                 6,509                6,423
4/09                           6,043                 7,023                6,870
7/09                           7,299                 8,534                8,468
10/09                          7,754                 9,229                8,957
1/10                           7,469                 9,133                8,932
4/10                           7,863                 9,477                9,317
7/10                           7,413                 9,107                8,990
10/10                          8,279                10,043                9,947




(1) The Morgan Stanley Capital International (MSCI) EAFE Index (MSCI Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                              DIRECT AND
                                                                  DIRECT       INDIRECT
                                  BEGINNING        ENDING        EXPENSES      EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING   PAID DURING
                                 MAY 1, 2010   OCT. 31, 2010  THE PERIOD(a)   THE PERIOD
----------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,050.10        $ 7.31(c)     $ 7.36(c)
----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.80        $ 7.19(c)     $ 7.24(c)
----------------------------------------------------------------------------------------

Class B
----------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,046.20        $11.27(c)     $11.33(c)
----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.91        $11.10(c)     $11.15(c)
----------------------------------------------------------------------------------------

Class C
----------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,046.30        $11.17(c)     $11.22(c)
----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.01        $11.00(c)     $11.05(c)
----------------------------------------------------------------------------------------

Class I
----------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,055.70        $ 4.41        $ 4.46
----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.64        $ 4.33        $ 4.38
----------------------------------------------------------------------------------------

Class R
----------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,050.50        $ 8.13        $ 8.18
----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.00        $ 8.00        $ 8.05
----------------------------------------------------------------------------------------

Class R4
----------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,051.60        $ 5.98        $ 6.04
----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.10        $ 5.89        $ 5.94
----------------------------------------------------------------------------------------

Class W
----------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,053.10        $ 6.55        $ 6.60
----------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.55        $ 6.44        $ 6.49
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND    TOTAL FUND AND
                                  ANNUALIZED      FEES AND    ACQUIRED FUND FEES
                                EXPENSE RATIO     EXPENSES       AND EXPENSES
--------------------------------------------------------------------------------
Class A                             1.43%           .01%             1.44%
--------------------------------------------------------------------------------
Class B                             2.21%           .01%             2.22%
--------------------------------------------------------------------------------
Class C                             2.19%           .01%             2.20%
--------------------------------------------------------------------------------
Class I                              .86%           .01%              .87%
--------------------------------------------------------------------------------
Class R                             1.59%           .01%             1.60%
--------------------------------------------------------------------------------
Class R4                            1.17%           .01%             1.18%
--------------------------------------------------------------------------------
Class W                             1.28%           .01%             1.29%
--------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2010: +5.01% for Class A, +4.62% for Class B, +4.63% for Class C, +5.57% for Class I, +5.05% for Class R, +5.16% for Class R4 and +5.31% for Class W.
(c) Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.13% for Class I, 1.75% for Class R, 1.43% for Class R4 and 1.50% for Class W. Any amounts waived will not be reimbursed by the Fund.

    This change is effective Jan. 1, 2011. Had this change been in place for the entire six month period ended Oct. 31, 2010, the actual direct expenses paid would have been $8.28 for Class A, $12.09 for Class B and $12.09 for Class C; the hypothetical direct expenses paid would have been $8.15 for Class A, $11.90 for Class B and $11.90 for Class C. The actual and hypothetical expenses paid for Class I, Class R, Class R4 and Class W would have been the same as those expenses presented in the table above.

    Additionally, had this change been in place for the entire six month period ended Oct. 31, 2010, the actual direct and indirect expenses paid would have been $8.33 for Class A, $12.14 for Class B and $12.14 for Class C; the hypothetical direct and indirect expenses paid would have been $8.20 for Class A, $11.95 for Class B and $11.95 for Class C.


--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.1%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (3.7%)
AGL Energy Ltd.                                        237,091             $3,736,591
Australia & New Zealand Banking Group Ltd.             254,371              6,181,570
AWE Ltd.                                             1,300,885(b)           1,917,696
OneSteel Ltd.                                          745,122              1,970,587
Origin Energy Ltd.                                      44,048(d)             687,732
Wesfarmers Ltd.                                         31,098              1,017,076
                                                                      ---------------
Total                                                                      15,511,252
-------------------------------------------------------------------------------------

BRAZIL (0.3%)
Vivo Participacoes SA, ADR                              40,333              1,155,137
-------------------------------------------------------------------------------------

CANADA (3.3%)
Centerra Gold, Inc.                                    120,327              2,400,877
Cott Corp.                                             275,941(b)           2,262,716
Eastern Platinum Ltd.                                1,341,123(b)           2,445,817
First Quantum Minerals Ltd.                             23,400              2,049,077
George Weston Ltd.                                      15,742              1,264,886
Teck Resources Ltd., Class B                            42,097(h)           1,883,420
Thompson Creek Metals Co., Inc.                        146,305(b)           1,761,570
                                                                      ---------------
Total                                                                      14,068,363
-------------------------------------------------------------------------------------

CHINA (1.6%)
Bank of China Ltd., Series H                         4,501,000(d)           2,694,445
Solarfun Power Holdings Co., Ltd., ADR                 122,695(b)           1,252,716
Yanzhou Coal Mining Co., Ltd., ADR                       7,200(d)             207,936
Yanzhou Coal Mining Co., Ltd., Series H                870,000(d)           2,503,032
                                                                      ---------------
Total                                                                       6,658,129
-------------------------------------------------------------------------------------

DENMARK (1.2%)
Carlsberg A/S, Series B                                 46,777              5,114,816
-------------------------------------------------------------------------------------

FINLAND (2.3%)
Fortum OYJ                                             177,706              5,036,328
Sampo OYJ, Series A                                    170,803              4,783,659
                                                                      ---------------
Total                                                                       9,819,987
-------------------------------------------------------------------------------------

FRANCE (6.0%)
BNP Paribas                                             74,971              5,481,343
Ciments Francais SA                                     18,286              1,679,890
Sanofi-Aventis SA                                       73,891              5,158,734
Schneider Electric SA                                   31,452              4,463,437
SEB SA                                                  38,981              3,735,115
Total SA                                                86,986              4,725,369
                                                                      ---------------
Total                                                                      25,243,888
-------------------------------------------------------------------------------------

GERMANY (8.3%)
Adidas AG                                               67,252              4,385,519
Allianz SE                                              24,810              3,108,016
Aurubis AG                                              54,880(d)           2,822,065
BASF SE                                                106,768              7,766,004
Demag Cranes AG                                         22,499(b)           1,123,617
Deutsche Bank AG                                        61,736              3,557,701
Freenet AG                                             171,391              2,171,384
Henkel AG & Co. KGaA                                    14,664                728,046
Kloeckner & Co., SE                                     84,596(b)           1,871,405
MTU Aero Engines Holding AG                             46,303              2,795,888
RWE AG                                                  64,925              4,652,005
                                                                      ---------------
Total                                                                      34,981,650
-------------------------------------------------------------------------------------

GREECE (1.1%)
National Bank of Greece SA                             174,694(b)           1,912,818
OPAP SA                                                138,114              2,603,742
                                                                      ---------------
Total                                                                       4,516,560
-------------------------------------------------------------------------------------

HONG KONG (1.5%)
Hongkong Land Holdings Ltd.                            566,000              3,905,400
Swire Pacific Ltd., Series A                           168,000              2,384,208
                                                                      ---------------
Total                                                                       6,289,608
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INDIA (0.9%)
Balrampur Chini Mills Ltd.                           1,045,052             $1,985,422
Indian Bank                                            280,192              1,840,406
                                                                      ---------------
Total                                                                       3,825,828
-------------------------------------------------------------------------------------

INDONESIA (0.2%)
PT Perusahaan Gas Negara Tbk                         2,227,500              1,009,667
-------------------------------------------------------------------------------------

IRELAND (1.2%)
DCC PLC                                                112,207              3,240,919
The Governor & Co. of the Bank of Ireland            2,633,179(b)           1,952,669
                                                                      ---------------
Total                                                                       5,193,588
-------------------------------------------------------------------------------------

ISRAEL (0.7%)
Bezeq Israeli Telecommunication Corp., Ltd.          1,159,592              3,054,333
-------------------------------------------------------------------------------------

ITALY (2.8%)
Enel SpA                                               765,065              4,366,846
Maire Tecnimont SpA                                    817,793              3,535,700
Parmalat SpA                                         1,378,515              3,789,827
                                                                      ---------------
Total                                                                      11,692,373
-------------------------------------------------------------------------------------

JAPAN (19.6%)
Aeon Delight Co., Ltd.                                 155,200              2,885,289
Arnest One Corp.                                       236,400              2,500,017
Dena Co., Ltd.                                          74,300              1,922,364
Denso Corp.                                             54,100              1,684,112
EDION Corp.                                            213,600              1,582,026
Exedy Corp.                                             38,800              1,214,097
Foster Electric Co., Ltd.                              149,500              3,453,716
FUJIFILM Holdings Corp.                                103,000              3,436,747
Hitachi Chemical Co., Ltd.                             127,400              2,366,882
ITOCHU Corp.                                           332,700              2,918,929
Japan Petroleum Exploration Co.                         78,000              2,980,614
Japan Retail Fund Investment Corp.                       2,866              4,476,901
Miraca Holdings, Inc.                                  117,000              4,210,662
Mitsubishi Electric Corp.                              428,000              4,015,658
Mitsui & Co., Ltd.                                     207,700              3,265,074
Murata Manufacturing Co., Ltd.                          61,100              3,435,784
Nintendo Co., Ltd.                                      10,600              2,746,489
Nissan Motor Co., Ltd.                                 574,800              5,071,555
NTT DoCoMo, Inc.                                         1,251              2,106,506
Santen Pharmaceutical Co., Ltd.                         67,893              2,343,815
Seven & I Holdings Co., Ltd.                           180,400              4,198,946
Shinko Plantech Co., Ltd.                              294,400              2,729,246
Softbank Corp.                                         143,700              4,625,114
Sumitomo Mitsui Financial Group, Inc.                  167,100              5,008,639
Tokai Tokyo Financial Holdings, Inc.                   496,000              1,725,861
USS Co., Ltd.                                           49,350              3,839,082
Yamada Denki Co., Ltd.                                  34,450              2,239,015
                                                                      ---------------
Total                                                                      82,983,140
-------------------------------------------------------------------------------------

MALTA (--%)
BGP Holdings PLC                                     2,232,232(b,e,i)               3
-------------------------------------------------------------------------------------

NETHERLANDS (2.5%)
Core Laboratories NV                                    10,683(d)             830,817
European Aeronautic Defence and Space Co.               31,693(b)             832,724
ING Groep NV-CVA                                       436,627(b)           4,659,367
Koninklijke Ahold NV                                   321,756              4,445,256
                                                                      ---------------
Total                                                                      10,768,164
-------------------------------------------------------------------------------------

NORWAY (1.9%)
Marine Harvest ASA                                   4,530,369              4,502,979
Norsk Hydro ASA                                        186,330              1,141,134
Telenor ASA                                            159,314              2,569,800
                                                                      ---------------
Total                                                                       8,213,913
-------------------------------------------------------------------------------------

RUSSIA (0.6%)
Rosneft Oil Co., GDR                                   342,525              2,387,399
-------------------------------------------------------------------------------------

SINGAPORE (0.2%)
United Overseas Bank Ltd.                               55,000(d)             792,333
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOUTH KOREA (1.4%)
LG Fashion Corp.                                       115,030             $3,281,956
Samsung Electronics Co., Ltd.                            2,736              1,811,711
Youngone Corp.                                         100,169                979,361
                                                                      ---------------
Total                                                                       6,073,028
-------------------------------------------------------------------------------------

SPAIN (4.1%)
Banco Bilbao Vizcaya Argentaria SA                     360,417              4,738,687
Banco Santander SA                                     603,680              7,753,118
Tecnicas Reunidas SA                                    36,020              2,240,876
Telefonica SA                                          100,430              2,710,729
                                                                      ---------------
Total                                                                      17,443,410
-------------------------------------------------------------------------------------

SWEDEN (2.8%)
Svenska Cellulosa AB, Series B                         244,105(d)           3,785,707
Svenska Handelsbanken AB, Series A                     112,254              3,669,991
Tele2 AB, Series B                                     205,882              4,530,501
                                                                      ---------------
Total                                                                      11,986,199
-------------------------------------------------------------------------------------

SWITZERLAND (6.8%)
Clariant AG                                            258,660(b)           4,373,199
Credit Suisse Group AG                                  59,007              2,437,141
Nestle SA                                               81,188              4,446,285
Noble Corp.                                             72,391              2,499,661
Novartis AG                                             61,661              3,574,233
Roche Holding AG                                        43,965              6,454,929
Zurich Financial Services AG                            21,067              5,156,512
                                                                      ---------------
Total                                                                      28,941,960
-------------------------------------------------------------------------------------

TAIWAN (3.1%)
Altek Corp.                                          1,075,285              1,541,791
CTCI Corp.                                           2,615,000              2,942,377
Huaku Development Co., Ltd.                          1,639,449              4,546,142
Macronix International                               3,442,000              2,119,140
MediaTek, Inc.                                         154,219              1,939,260
                                                                      ---------------
Total                                                                      13,088,710
-------------------------------------------------------------------------------------

THAILAND (0.4%)
Advanced Information Service PCL                       535,400              1,612,651
-------------------------------------------------------------------------------------

TURKEY (0.5%)
Turk Hava Yollari AO                                   523,356              2,150,163
-------------------------------------------------------------------------------------

UNITED KINGDOM (16.4%)
AstraZeneca PLC, ADR                                   125,345(d)           6,324,909
Atkins WS PLC                                          299,305              3,610,984
Autonomy Corp. PLC                                     120,258(b)           2,816,943
BAE Systems PLC                                        803,796              4,439,190
BHP Billiton PLC                                       224,723              7,969,731
BP PLC                                                 763,507              5,208,771
GAME Group PLC                                       2,131,353              2,416,008
GlaxoSmithKline PLC                                    196,783              3,849,637
Halma PLC                                              448,109              2,345,575
HSBC Holdings PLC                                      439,232              4,567,959
ICAP PLC                                               358,166              2,617,919
Intermediate Capital Group PLC                         671,790              3,474,431
International Power PLC                                847,787              5,668,286
McBride PLC                                            553,493              1,590,044
Royal Dutch Shell PLC, Series B                        207,673              6,649,681
SABMiller PLC                                           43,678              1,416,063
Vodafone Group PLC                                   1,280,866              3,485,667
Wolseley PLC                                            31,447(b)             837,892
                                                                      ---------------
Total                                                                      69,289,690
-------------------------------------------------------------------------------------

UNITED STATES (2.7%)
Amgen, Inc.                                             30,924(b)           1,768,544
Axis Capital Holdings Ltd.                              93,757              3,188,676
Freeport-McMoRan Copper & Gold, Inc.                    23,311              2,207,085
Tyco International Ltd.                                 90,156              3,451,172
XL Group PLC                                            41,979                887,856
                                                                      ---------------
Total                                                                      11,503,333
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $380,080,326)                                                     $415,369,275
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

PREFERRED STOCKS (0.9%)(c)
ISSUER                                                 SHARES                VALUE(a)
GERMANY
Henkel AG & Co. KGaA                                    67,404             $3,974,363
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $3,488,112)                                                         $3,974,363
-------------------------------------------------------------------------------------



EXCHANGE-TRADED FUNDS (0.7%)
                                                       SHARES                VALUE(a)
UNITED STATES
iShares MSCI EAFE Index Fund                            51,271             $2,922,960
-------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS
(Cost: $2,935,509)                                                         $2,922,960
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.3%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                1,205,364(f)          $1,205,364
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,205,364)                                                         $1,205,364
-------------------------------------------------------------------------------------






INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (1.8%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(G)
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $620,487                            0.230%            $620,475              $620,475
Mizuho Securities USA, Inc.
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,000,104                          0.250            5,000,000             5,000,000
Pershing LLC
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $2,000,053                          0.320            2,000,000             2,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $7,620,475)                                                         $7,620,475
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $395,329,786)(j)                                                  $431,092,437
=====================================================================================





SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:


                                       PERCENTAGE OF
INDUSTRY                                 NET ASSETS          VALUE(a)
-----------------------------------------------------------------------
Aerospace & Defense                          1.9%            $8,067,802
Airlines                                     0.5              2,150,163
Auto Components                              0.7              2,898,209
Automobiles                                  1.2              5,071,555
Beverages                                    2.1              8,793,595
Biotechnology                                0.4              1,768,544
Capital Markets                              3.3             13,813,053
Chemicals                                    4.4             18,480,448
Commercial Banks                            11.0             46,593,978
Commercial Services & Supplies               0.7              2,885,289
Construction & Engineering                   1.5              6,478,077
Construction Materials                       0.4              1,679,890
Diversified Financial Services               1.1              4,659,367
Diversified Telecommunication                                12,865,363
  Services                                   3.0
Electric Utilities                           2.2              9,403,174


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                       PERCENTAGE OF
INDUSTRY                                 NET ASSETS          VALUE(a)
-----------------------------------------------------------------------
Electrical Equipment                         2.0%            $8,479,095
Electronic Equipment, Instruments &                           9,218,106
  Components                                 2.2
Energy Equipment & Services                  2.0              8,300,600
Food & Staples Retailing                     2.6             10,926,164
Food Products                                3.5             14,724,513
Gas Utilities                                0.2              1,009,667
Health Care Providers & Services             1.0              4,210,662
Hotels, Restaurants & Leisure                0.6              2,603,742
Household Durables                           2.3              9,688,848
Household Products                           0.5              2,318,090
Independent Power Producers & Energy                          5,668,286
  Traders                                    1.3
Industrial Conglomerates                     1.6              6,692,091
Insurance                                    4.0             17,124,719
Internet & Catalog Retail                    0.5              1,922,364
Leisure Equipment & Products                 0.4              1,541,791
Machinery                                    0.3              1,123,617
Metals & Mining                              6.3             26,651,363
Multi-Utilities                              2.0              8,388,596
Oil, Gas & Consumable Fuels                  6.4             27,268,230
Paper & Forest Products                      0.9              3,785,707
Pharmaceuticals                              6.5             27,706,257
Professional Services                        0.9              3,610,984
Real Estate                                  0.0*                     3
Real Estate Investment Trusts                                 4,476,901
  (REITs)                                    1.1
Real Estate Management & Development         2.5             10,835,750
Semiconductors & Semiconductor                                7,122,827
  Equipment                                  1.7
Software                                     1.3              5,563,432
Specialty Retail                             2.4             10,076,131
Textiles, Apparel & Luxury Goods             2.0              8,646,836
Trading Companies & Distributors             2.1              8,893,300
Wireless Telecommunication Services          3.6             15,156,459
Exchange-Traded Funds                        0.7              2,922,960
Other(1)                                     2.1              8,825,839
-----------------------------------------------------------------------
Total                                                      $431,092,437
-----------------------------------------------------------------------



*   Rounds to less than 0.1%
(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES

OPEN OPTIONS CONTRACTS WRITTEN AT OCT. 31, 2010



                                   NUMBER OF  EXERCISE   PREMIUM  EXPIRATION
ISSUER                 PUTS/CALLS  CONTRACTS    PRICE   RECEIVED     DATE     VALUE(A)
--------------------------------------------------------------------------------------
Teck Resources Ltd.       Call        420        $49     $18,026   Nov. 2010   $17,850
--------------------------------------------------------------------------------------




FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31, 2010



                                      CURRENCY TO  CURRENCY TO   UNREALIZED    UNREALIZED
COUNTERPARTY          EXCHANGE DATE  BE DELIVERED  BE RECEIVED  APPRECIATION  DEPRECIATION
------------------------------------------------------------------------------------------
Goldman, Sachs & Co.   Nov. 1, 2010    1,216,824    1,918,277            $--      $(31,318)
                                            (GBP)        (USD)
------------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     GBP  -- British Pound Sterling
     GDR  -- Global Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Oct. 31, 2010 was $3, representing less than 0.01% of net assets. Information concerning such security holdings at Oct. 31, 2010 was as follows:

                                                ACQUISITION
     SECURITY                                      DATES              COST
     ---------------------------------------------------------------------
     BGP Holdings PLC                     02-04-09 thru 05-14-09       $--


(f) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.


--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(g) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

DEUTSCHE BANK AG (0.230%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                    $632,885
-----------------------------------------------------------
Total market value of collateral securities        $632,885
-----------------------------------------------------------


MIZUHO SECURITIES USA, INC. (0.250%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $1,859,017
Freddie Mac Gold Pool                               764,978
Freddie Mac Non Gold Pool                           304,066
Freddie Mac REMICS                                  426,522
Ginnie Mae I Pool                                 1,048,719
Government National Mortgage Association            696,698
-----------------------------------------------------------
Total market value of collateral securities      $5,100,000
-----------------------------------------------------------


PERSHING LLC (0.320%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                    $304,761
Fannie Mae REMICS                                   141,340
Fannie Mae Whole Loan                                 2,351
Federal Farm Credit Bank                             71,626
Federal Home Loan Banks                              26,117
Federal Home Loan Mortgage Corp                       3,543
Federal National Mortgage Association                41,283
Freddie Mac Gold Pool                               277,398
Freddie Mac REMICS                                  170,330
Ginnie Mae I Pool                                   258,294
Ginnie Mae II Pool                                  231,771
Government National Mortgage Association            216,183
United States Treasury Inflation Indexed Bonds        3,901
United States Treasury Note/Bond                    291,102
-----------------------------------------------------------
Total market value of collateral securities      $2,040,000
-----------------------------------------------------------


(h) At Oct. 31, 2010, securities valued at $1,879,080 were held to cover open call options written. See Note 3 and Note 8 to the financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(i) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(j) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $400,347,244 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $40,740,326
     Unrealized depreciation                          (9,995,133)
     -----------------------------------------------------------
     Net unrealized appreciation                     $30,745,193
     -----------------------------------------------------------





--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York StockExchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of
Oct. 31, 2010:

                                                 FAIR VALUE AT OCT. 31, 2010
                             ------------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(B)       INPUTS         INPUTS           TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Real Estate                           $--               $--         $3                   $3
    All Other Industries          415,369,272                --         --          415,369,272
  Preferred Stocks                  3,974,363                --         --            3,974,363
-----------------------------------------------------------------------------------------------
Total Equity Securities           419,343,635                --          3          419,343,638
-----------------------------------------------------------------------------------------------
Other
  Exchange-Traded Funds             2,922,960                --         --            2,922,960
  Affiliated Money Market
    Fund(c)                         1,205,364                --         --            1,205,364
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                   --         7,620,475         --            7,620,475
-----------------------------------------------------------------------------------------------
Total Other                         4,128,324         7,620,475         --           11,748,799
-----------------------------------------------------------------------------------------------
Investments in Securities         423,471,959         7,620,475          3          431,092,437
Derivatives(d)
  Liabilities
    Options Contracts
     Written                          (17,850)               --         --              (17,850)
    Forward Foreign
     Currency Exchange
     Contracts                             --           (31,318)        --              (31,318)
-----------------------------------------------------------------------------------------------
Total                            $423,454,109        $7,589,157         $3         $431,043,269
-----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $88,483,358. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.


--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.

(d) Forward Foreign Currency Exchange Contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                       COMMON
                                                       STOCKS
-------------------------------------------------------------
Balance as of Oct. 31, 2009                              $3
  Accrued discounts/premiums                             --
  Realized gain (loss)                                   --
  Change in unrealized appreciation (depreciation)*      --
  Sales                                                  --
  Purchases                                              --
  Transfers into Level 3                                 --
  Transfers out of Level 3                               --
-------------------------------------------------------------
Balance as of Oct. 31, 2010                              $3
-------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2010 was $0.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  29

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $386,503,947)             $ 422,266,598
  Affiliated money market fund (identified cost $1,205,364)            1,205,364
  Investments of cash collateral received for securities on loan
    (identified cost $7,620,475)                                       7,620,475
--------------------------------------------------------------------------------
Total investments in securities (identified cost $395,329,786)       431,092,437
Foreign currency holdings (identified cost $681,804)                     681,728
Capital shares receivable                                                516,885
Dividends and accrued interest receivable                              1,409,824
Receivable for investment securities sold                              2,375,011
--------------------------------------------------------------------------------
Total assets                                                         436,075,885
--------------------------------------------------------------------------------
LIABILITIES
Options contracts written, at value (premiums received $18,026)           17,850
Disbursements in excess of cash                                            4,449
Capital shares payable                                                 2,101,107
Payable for investment securities purchased                            2,667,786
Payable upon return of securities loaned                               7,620,475
Unrealized depreciation on forward foreign currency exchange
  contracts                                                               31,318
Accrued investment management services fees                                9,213
Accrued distribution fees                                                  2,019
Accrued transfer agency fees                                              17,577
Accrued administrative services fees                                         933
Other accrued expenses                                                   187,264
--------------------------------------------------------------------------------
Total liabilities                                                     12,659,991
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 423,415,894
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     575,877
Additional paid-in capital                                           772,969,659
Undistributed net investment income                                    7,913,561
Accumulated net realized gain (loss)                                (393,847,226)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          35,804,023
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 423,415,894
--------------------------------------------------------------------------------
*Value of securities on loan                                       $   7,237,350
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $ 38,153,014            5,195,522                       $7.34(1)
Class B          $  4,503,501              621,082                       $7.25
Class C          $    991,847              137,200                       $7.23
Class I          $146,207,418           19,793,638                       $7.39
Class R          $      3,705                  509                       $7.28
Class R4         $     41,994                5,722                       $7.34
Class W          $233,514,415           31,833,978                       $7.34
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $7.79. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  31

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                          $  16,377,394
Interest                                                                   4,251
Income distributions from affiliated money market fund                    10,231
Income from securities lending -- net                                    258,157
Foreign taxes withheld                                                (1,553,829)
--------------------------------------------------------------------------------
Total income                                                          15,096,204
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    3,607,751
Distribution fees
  Class A                                                                104,529
  Class B                                                                 58,603
  Class C                                                                 10,060
  Class R                                                                     17
  Class R3                                                                     7
  Class W                                                                751,071
Transfer agency fees
  Class A                                                                143,239
  Class B                                                                 21,784
  Class C                                                                  3,517
  Class R                                                                      1
  Class R3                                                                     1
  Class R4                                                                    45
  Class R5                                                                     1
  Class W                                                                574,484
Administrative services fees                                             398,102
Plan administration services fees
  Class R                                                                      7
  Class R3                                                                     7
  Class R4                                                                   178
Compensation of board members                                             15,096
Custodian fees                                                           166,050
Printing and postage                                                      73,040
Registration fees                                                        110,760
Professional fees                                                         41,690
Other                                                                     88,481
--------------------------------------------------------------------------------
Total expenses                                                         6,168,521
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        8,927,683

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(105,674,621)
  Foreign currency transactions                                          227,028
  Futures contracts                                                    1,037,611
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (104,409,982)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         106,894,486
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                  2,484,504
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  11,412,187
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  33

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                         2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   8,927,683  $   6,946,827
Net realized gain (loss) on investments                             (104,409,982)  (263,789,867)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 106,894,486    307,402,646
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       11,412,187     50,559,606
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                             (594,998)    (2,036,880)
    Class B                                                              (24,553)      (251,061)
    Class C                                                               (6,772)       (31,630)
    Class I                                                           (2,738,585)    (4,505,003)
    Class R                                                                  (46)          (132)
    Class R3                                                                 (53)          (136)
    Class R4                                                              (1,157)        (2,822)
    Class R5                                                                 (68)          (140)
    Class W                                                           (4,933,830)    (9,771,565)
-----------------------------------------------------------------------------------------------
Total distributions                                                   (8,300,062)   (16,599,369)

-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                                                         2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $   1,919,358  $   5,050,209
  Class B shares                                                         177,363        368,662
  Class C shares                                                          64,292        153,693
  Class I shares                                                      86,550,322     63,916,943
  Class R4 shares                                                          6,050            520
  Class W shares                                                     184,739,797    110,495,372
Reinvestment of distributions at net asset value
  Class A shares                                                         580,387      1,996,055
  Class B shares                                                          23,945        246,989
  Class C shares                                                           6,412         30,209
  Class I shares                                                       2,738,468      4,504,765
  Class R4 shares                                                          1,061          2,589
  Class W shares                                                       4,933,774      9,771,449
Conversions from Class B to Class A
  Class A shares                                                       1,099,391      1,217,602
  Class B shares                                                      (1,099,391)    (1,217,602)
Payments for redemptions
  Class A shares                                                     (16,124,405)   (21,055,342)
  Class B shares                                                      (1,766,310)    (2,993,952)
  Class C shares                                                        (213,912)      (350,361)
  Class I shares                                                     (74,504,000)   (50,287,372)
  Class R3 shares                                                         (5,018)            --
  Class R4 shares                                                        (38,286)        (4,409)
  Class R5 shares                                                         (5,018)            --
  Class W shares                                                    (235,893,043)  (108,273,459)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (46,808,763)    13,572,560
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (43,696,638)    47,532,797
Net assets at beginning of year                                      467,112,532    419,579,735
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 423,415,894  $ 467,112,532
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $   7,913,561  $   6,121,811
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007       2006(a)
Net asset value, beginning of period               $6.98       $6.02       $13.06       $9.82       $9.21
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .10         .10          .27         .15         .01
Net gains (losses) (both realized and
 unrealized)                                         .35        1.09        (7.06)       3.17         .60
----------------------------------------------------------------------------------------------------------
Total from investment operations                     .45        1.19        (6.79)       3.32         .61
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.09)       (.23)        (.09)       (.07)         --
Distributions from realized gains                     --          --         (.16)       (.01)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                 (.09)       (.23)        (.25)       (.08)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.34       $6.98        $6.02      $13.06       $9.82
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.48%      20.82%      (52.87%)     34.06%       6.62%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                              1.49%       1.48%        1.40%       1.43%       1.92%(c)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                           1.49%       1.48%        1.40%       1.43%       1.42%(c)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.47%       1.70%        2.75%       1.37%       1.48%(c)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $38         $49          $56         $25         $11
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             137%         85%          61%         47%         10%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007       2006(a)
Net asset value, beginning of period               $6.88       $5.91       $12.92       $9.79       $9.21
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .05         .05          .20         .08          --
Net gains (losses) (both realized and
 unrealized)                                         .34        1.08        (6.99)       3.13         .58
----------------------------------------------------------------------------------------------------------
Total from investment operations                     .39        1.13        (6.79)       3.21         .58
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.02)       (.16)        (.06)       (.07)         --
Distributions from realized gains                     --          --         (.16)       (.01)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                 (.02)       (.16)        (.22)       (.08)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.25       $6.88        $5.91      $12.92       $9.79
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       5.75%      19.83%      (53.35%)     32.94%       6.30%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                              2.27%       2.26%        2.18%       2.20%       2.71%(c)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                           2.27%       2.26%        2.18%       2.20%       2.21%(c)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .70%        .97%        2.11%        .73%       (.03%)(c)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $5          $7          $10          $3         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             137%         85%          61%         47%         10%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007       2006(a)
Net asset value, beginning of period               $6.88       $5.92       $12.92       $9.79       $9.21
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .05         .03          .19         .08          --
Net gains (losses) (both realized and
 unrealized)                                         .34        1.10        (6.98)       3.12         .58
----------------------------------------------------------------------------------------------------------
Total from investment operations                     .39        1.13        (6.79)       3.20         .58
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.04)       (.17)        (.05)       (.06)         --
Distributions from realized gains                     --          --         (.16)       (.01)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                 (.04)       (.17)        (.21)       (.07)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.23       $6.88        $5.92      $12.92       $9.79
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       5.74%      19.91%      (53.30%)     32.85%       6.30%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                              2.25%       2.22%        2.17%       2.19%       2.71%(c)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                           2.25%       2.22%        2.17%       2.19%       2.21%(c)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .73%        .97%        1.98%        .71%        .74%(c)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $1          $1           $1         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             137%         85%          61%         47%         10%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007       2006(a)
Net asset value, beginning of period               $7.02       $6.07       $13.11       $9.83       $9.21
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .14         .14          .29         .24         .02
Net gains (losses) (both realized and
 unrealized)                                         .37        1.09        (7.05)       3.14         .60
----------------------------------------------------------------------------------------------------------
Total from investment operations                     .51        1.23        (6.76)       3.38         .62
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.14)       (.28)        (.12)       (.09)         --
Distributions from realized gains                     --          --         (.16)       (.01)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                 (.14)       (.28)        (.28)       (.10)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.39       $7.02        $6.07      $13.11       $9.83
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.31%      21.50%      (52.55%)     34.61%       6.73%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               .90%        .77%         .90%       1.05%       1.65%(c)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            .90%        .77%         .90%       1.05%       1.15%(c)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.12%       2.35%        2.84%       2.06%       1.17%(c)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $146        $127         $103        $195         $63
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             137%         85%          61%         47%         10%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS R*                                           ------------------------------
PER SHARE DATA                                      2010       2009       2008(e)
Net asset value, beginning of period               $6.93       $6.02        $9.59
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .09         .10          .03
Net gains (losses) (both realized and
 unrealized)                                         .35        1.07        (3.60)
---------------------------------------------------------------------------------
Total from investment operations                     .44        1.17        (3.57)
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.09)       (.26)          --
---------------------------------------------------------------------------------
Net asset value, end of period                     $7.28       $6.93        $6.02
---------------------------------------------------------------------------------
TOTAL RETURN                                       6.41%      20.62%      (37.23%)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                              1.65%       1.56%        1.64%(c)
---------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                           1.65%       1.49%        1.44%(c)
---------------------------------------------------------------------------------
Net investment income (loss)                       1.32%       1.67%        1.61%(c)
---------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--          $--
---------------------------------------------------------------------------------
Portfolio turnover rate                             137%         85%          61%
---------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007       2006(a)
Net asset value, beginning of period               $6.99       $6.07       $13.07       $9.83       $9.21
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .12         .13          .33         .20         .02
Net gains (losses) (both realized and
 unrealized)                                         .35        1.07        (7.06)       3.13         .60
----------------------------------------------------------------------------------------------------------
Total from investment operations                     .47        1.20        (6.73)       3.33         .62
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.12)       (.28)        (.11)       (.08)         --
Distributions from realized gains                     --          --         (.16)       (.01)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                 (.12)       (.28)        (.27)       (.09)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.34       $6.99        $6.07      $13.07       $9.83
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.75%      21.11%      (52.46%)     34.13%       6.73%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                              1.20%       1.06%        1.20%       1.35%       1.77%(c)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                           1.20%       1.00%         .95%       1.35%       1.27%(c)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.78%       2.18%        3.27%       1.79%       1.72%(c)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--          $--         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             137%         85%          61%         47%         10%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                               YEAR ENDED OCT. 31,
CLASS W                                            -------------------------------------------
PER SHARE DATA                                      2010       2009         2008       2007(f)
Net asset value, beginning of period               $6.98       $6.02       $13.05       $10.13
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .12         .11          .23          .13
Net gains (losses) (both realized and
 unrealized)                                         .35        1.08        (7.00)        2.89
----------------------------------------------------------------------------------------------
Total from investment operations                     .47        1.19        (6.77)        3.02
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.11)       (.23)        (.10)        (.09)
Distributions from realized gains                     --          --         (.16)        (.01)
----------------------------------------------------------------------------------------------
Total distributions                                 (.11)       (.23)        (.26)        (.10)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.34       $6.98        $6.02       $13.05
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.86%      20.90%      (52.81%)      30.03%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                     1.34%       1.22%        1.35%        1.48%(c)
----------------------------------------------------------------------------------------------
Net investment income (loss)                       1.69%       1.90%        2.32%        1.17%(c)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $234        $283         $249         $426
----------------------------------------------------------------------------------------------
Portfolio turnover rate                             137%         85%          61%          47%
----------------------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from May 18, 2006 (when shares became available) to Oct. 31, 2006.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(e) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(f) For the period from Dec. 1, 2006 (when shares became available) to Oct. 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Disciplined International Equity Fund (the Fund) is a series of RiverSource International Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 shares are not subject to sales charges, however, this class is closed to new investors effective Dec. 31, 2010.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).

At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R shares. At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned approximately 35% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations

--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily Indian rupee.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At Oct. 31, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2010 was $3 representing less than 0.01% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.


--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities and to hedge the currency exposure associated with some or all of the Fund's securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

FUTURES CONTRACTS
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts traded on U.S. and foreign exchanges to equitize cash to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions (equity index futures). Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

OPTIONS
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index options, to

--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


receive or pay the difference between the index value and the strike price of the index option. The Fund wrote options traded on U.S. and foreign exchanges or in the over-the-counter (OTC) markets to facilitate buying and selling of securities for investments. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call or purchased put option, or the purchase cost for a written put or purchased call option, is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                                                      Options contracts
Equity contracts     N/A                      N/A     written, at value      $17,850
-------------------------------------------------------------------------------------------
                                                      Unrealized
                                                      depreciation on
                                                      forward foreign
Foreign exchange                                      currency exchange
  contracts          N/A                      N/A     contracts               31,318
-------------------------------------------------------------------------------------------
Total                                         N/A                            $49,168
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


         AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------------------
                            FORWARD FOREIGN
                                CURRENCY
RISK EXPOSURE                   EXCHANGE       FUTURES
CATEGORY                       CONTRACTS      CONTRACTS  OPTIONS     TOTAL
-----------------------------------------------------------------------------------
Equity contracts              $        --    $1,037,611    $--    $ 1,037,611
-----------------------------------------------------------------------------------
Foreign exchange contracts     (1,333,731)           --     --    $(1,333,731)
-----------------------------------------------------------------------------------
Total                         $(1,333,731)   $1,037,611    $--    $  (296,120)
-----------------------------------------------------------------------------------




   CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                      INCOME
----------------------------------------------------------------------------------
                             FORWARD FOREIGN
                                 CURRENCY
RISK EXPOSURE                    EXCHANGE      FUTURES
CATEGORY                        CONTRACTS     CONTRACTS  OPTIONS     TOTAL
----------------------------------------------------------------------------------
Equity contracts                 $     --      $953,674    $176   $  953,850
----------------------------------------------------------------------------------
Foreign exchange contracts        235,677            --      --   $  235,677
----------------------------------------------------------------------------------
Total                            $235,677      $953,674    $176   $1,189,527
----------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The gross notional amount of contracts outstanding was approximately $1.9 million at Oct. 31, 2010. The monthly average gross notional amount for these contracts was $3.3 million for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.


--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


FUTURES CONTRACTS
At Oct. 31, 2010, the Fund had no outstanding futures contracts. The monthly average gross notional amount for long contracts was $9.5 million for the year ended Oct. 31, 2010.

OPTIONS
The gross notional amount of contracts outstanding was approximately $300,000 at Oct. 31, 2010. During the year ended Oct. 31, 2010, the Fund's transactions in options contracts were limited to the contracts open at the end of the year. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $319,765 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 0.72% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $766.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to

--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.34%
Class B..............................................  0.37%
Class C..............................................  0.35%
Class R..............................................  0.04%
Class R4.............................................  0.06%
Class W..............................................  0.19%


Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $321,000 and $14,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $44,276 for Class A, $3,026 for Class B and $5 for Class C for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.50%
Class B..............................................  2.25
Class C..............................................  2.25
Class I..............................................  1.13
Class R..............................................  1.75
Class R4.............................................  1.43
Class W..............................................  1.50


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $660,039,872 and $676,364,348, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                            2010         2009
-------------------------------------------------------------------
CLASS A
Sold                                           277,380      896,472
Converted from Class B*                        166,827      185,314
Reinvested distributions                        83,031      364,910
Redeemed                                    (2,362,304)  (3,790,356)
-------------------------------------------------------------------
Net increase (decrease)                     (1,835,066)  (2,343,660)

-------------------------------------------------------------------


--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                            2010         2009
-------------------------------------------------------------------
CLASS B
Sold                                            25,661       65,653
Reinvested distributions                         3,446       45,486
Converted to Class A*                         (168,618)    (187,310)
Redeemed                                      (260,801)    (556,290)
-------------------------------------------------------------------
Net increase (decrease)                       (400,312)    (632,461)
-------------------------------------------------------------------

CLASS C
Sold                                             9,332       26,274
Reinvested distributions                           925        5,563
Redeemed                                       (32,227)     (62,897)
-------------------------------------------------------------------
Net increase (decrease)                        (21,970)     (31,060)
-------------------------------------------------------------------

CLASS I
Sold                                        12,340,440    9,537,311
Reinvested distributions                       391,769      822,037
Redeemed                                   (11,023,641)  (9,237,976)
-------------------------------------------------------------------
Net increase (decrease)                      1,708,568    1,121,372
-------------------------------------------------------------------

CLASS R3
Redeemed                                          (509)          --
-------------------------------------------------------------------
Net increase (decrease)                           (509)          --
-------------------------------------------------------------------

CLASS R4
Sold                                               873          101
Reinvested distributions                           152          473
Redeemed                                        (5,275)        (587)
-------------------------------------------------------------------
Net increase (decrease)                         (4,250)         (13)
-------------------------------------------------------------------

CLASS R5
Redeemed                                          (509)          --
-------------------------------------------------------------------
Net increase (decrease)                           (509)          --
-------------------------------------------------------------------

CLASS W
Sold                                        26,414,262   17,093,328
Reinvested distributions                       707,859    1,786,371
Redeemed                                   (35,818,646) (19,740,841)
-------------------------------------------------------------------
Net increase (decrease)                     (8,696,525)    (861,142)
-------------------------------------------------------------------


* Automatic conversion of the Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $7,237,350 were on loan, secured by cash collateral of $7,620,475 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $258,157 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended Oct. 31, 2010, were as follows:

                                                     CALLS
                                              CONTRACTS  PREMIUMS
-----------------------------------------------------------------
Balance Oct. 31, 2009                             --      $    --
Opened                                           420       18,026
Expired                                           --           --
-----------------------------------------------------------------
Balance Oct. 31, 2010                            420      $18,026
-----------------------------------------------------------------




--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


9. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $296,466,971 and $327,779,567, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

10. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,164,129 and accumulated net realized loss has been increased by $1,164,129.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
Ordinary income                            $8,300,062  $16,599,369
Long-term capital gain                             --           --


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $   9,211,790
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(390,115,334)
Unrealized appreciation (depreciation)..........  $  30,773,902


For federal income tax purposes, the Fund had a capital loss carry-over of $390,115,334 at Oct. 31, 2010, that if not offset by capital gains will expire as follows:


    2016           2017            2018
$24,531,187    $262,961,946    $102,622,201


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing substantial business in emerging markets.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

The Board of Directors of the Fund has approved the proposed merger of the Fund into Columbia Multi-Advisor International Equity Fund. It is currently anticipated that a meeting of shareholders will be held during the first half of 2011 to vote on the proposal.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On Dec. 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined International Equity Fund (the Fund) (one of the portfolios constituting the RiverSource International Series, Inc) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
62  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined International Equity Fund of the RiverSource International Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  63

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2010

INCOME DISTRIBUTIONS  - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................           100%
    Dividends Received Deduction for corporations................          0.42%
    U.S. Government Obligations..................................          0.00%
    Foreign Taxes Paid...........................................    $1,211,505
    Foreign Source Income........................................   $10,563,168


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
64  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
66  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
68  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT  69

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
70  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2010 ANNUAL REPORT

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6506 G (12/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

THREADNEEDLE
INTERNATIONAL OPPORTUNITY FUND


--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   29

Statement of Operations............   30

Statements of Changes in Net
  Assets...........................   31

Financial Highlights...............   32

Notes to Financial Statements......   36

Report of Independent Registered
  Public Accounting Firm...........   52

Federal Income Tax Information.....   54

Board Members and Officers.........   55

Proxy Voting.......................   60



 In August 2010, the Board of Directors of Threadneedle International Opportunity Fund (the "Fund") approved a proposal to merge the Fund with and into Columbia Multi-Advisor International Equity Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Multi-Advisor International Equity Fund and the definitive terms of the proposed merger will be included in proxy materials.

 The merger is subject to certain conditions, including approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund later this year or in early 2011, and the meeting of shareholders to consider the merger will be held in the first half of 2011.

SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle International Opportunity Fund (the Fund) Class A shares gained
  16.09% (excluding sales charge) for the 12 months ended Oct. 31, 2010.

> The Fund outperformed its benchmark index, the Morgan Stanley Capital
  International (MSCI) EAFE Index (MSCI Index), which advanced 8.82% for the 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper
  International Large-Cap Core Funds Index, which increased 11.06% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Threadneedle International
  Opportunity Fund Class A
  (excluding sales charge)        +16.09%   -7.82%   +4.37%   +0.50%
---------------------------------------------------------------------
MSCI Index (unmanaged)             +8.82%   -9.15%   +3.79%   +3.61%
---------------------------------------------------------------------
Lipper International Large-Cap
  Core Funds Index (unmanaged)    +11.06%   -9.97%   +3.20%   +2.85%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/15/84)                 +16.09%   -7.82%   +4.37%   +0.50%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +15.20%   -8.52%   +3.58%   -0.28%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +15.20%   -8.52%   +3.58%   -0.27%       N/A
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   +16.84%   -7.32%   +4.92%     N/A      +6.34%
---------------------------------------------------------------------------
Class R** (inception
  12/11/06)                 +15.90%   -7.85%     N/A      N/A      -1.44%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  +16.49%   -7.45%   +4.72%   +0.76%       N/A
---------------------------------------------------------------------------

With sales charge
Class A (inception
  11/15/84)                  +9.41%   -9.62%   +3.14%   -0.09%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +10.20%   -9.43%   +3.23%   -0.28%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +14.20%   -8.52%   +3.58%   -0.27%       N/A
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R and Class R4 shares. Class I, Class R and Class R4 are available to qualifying institutional investors only.

 *For classes with less than 10 years performance.
**Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.


--------------------------------------------------------------------------------
4  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
                    X     Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Threadneedle International Opportunity Fund portfolio managers Alex Lyle and Esther Perkins of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2010. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

At Oct. 31, 2010, approximately 30% of the Fund's shares were owned in aggregate by affiliated funds of funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia Management, it is possible Threadneedle International Opportunity Fund may experience relatively large purchases or redemptions from affiliated funds of funds (see page 45, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Threadneedle International Opportunity Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds of funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 41.

Dear Shareholders,

Threadneedle International Opportunity Fund (the Fund) Class A shares gained 16.09% (excluding sales charge) for the 12 months ended Oct. 31, 2010. The Fund significantly outperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index (MSCI Index), which advanced 8.82% for the 12-month period. The Fund also outperformed its peer group, the Lipper International Large-Cap Core Funds Index, which increased 11.06% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
Generally speaking, the market environment was positive over the past year. Very strong equity markets reflected robust corporate results and attractive valuations. The Fund was fully invested and well positioned to capitalize on the favorable environment.

The Fund's asset allocation strategy contributed to its outperformance of the MSCI Index. The Fund had larger weightings in Asia and the emerging markets than the Index. These regions performed very well as

--------------------------------------------------------------------------------
6  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


investors recognized their greater potential for growth compared to the highly indebted developed economies.

In Europe, which is a major component of the MSCI Index, we focused on the stronger core European economies, particularly Germany, and had very limited exposure to the problem areas of Europe -- Ireland, Greece,

COUNTRY BREAKDOWN(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------

Australia                                   4.5%
------------------------------------------------
Belgium                                     1.6%
------------------------------------------------
Bermuda                                     0.6%
------------------------------------------------
Brazil                                      2.3%
------------------------------------------------
Canada                                      1.7%
------------------------------------------------
China                                       3.1%
------------------------------------------------
Denmark                                     1.2%
------------------------------------------------
France                                     10.5%
------------------------------------------------
Germany                                     9.4%
------------------------------------------------
Hong Kong                                   3.4%
------------------------------------------------
Hungary                                     0.2%
------------------------------------------------
Indonesia                                   0.8%
------------------------------------------------
Italy                                       0.7%
------------------------------------------------
Japan                                      13.3%
------------------------------------------------
Luxembourg                                  0.3%
------------------------------------------------
Mexico                                      1.1%
------------------------------------------------
Netherlands                                 2.8%
------------------------------------------------
Norway                                      1.4%
------------------------------------------------
Singapore                                   1.2%
------------------------------------------------
South Korea                                 1.4%
------------------------------------------------
Spain                                       2.0%
------------------------------------------------
Sweden                                      3.9%
------------------------------------------------
Switzerland                                 5.2%
------------------------------------------------
Taiwan                                      1.9%
------------------------------------------------
Turkey                                      0.4%
------------------------------------------------
United Kingdom                             23.5%
------------------------------------------------
Other(2)                                    1.6%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Spain and Portugal -- where debt struggles have negatively affected stock markets.

Relative to the MSCI Index, the Fund had a smaller weighting in Japan, which had sluggish performance due to long-term structural problems in its economy and the yen's strength. The strong yen was detrimental to Japan's export-driven economy.

The Fund's sector weightings also had a positive effect on relative performance. We de-emphasized banks because we recognized that increased capital raising, greater industry regulation and the need to strengthen balance sheets would likely result in negative investor sentiment. Our concerns were valid and banks have been a poor performing industry.

The Fund benefited from having a larger consumer discretionary weighting than the MSCI Index. Within the consumer discretionary area, we focused on companies with exposure to growth areas, for example, those with luxury goods products or with a strong presence in Asia and the emerging markets. Contributors included French luxury goods

TOP TEN HOLDINGS(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------

Rio Tinto PLC (United Kingdom)              2.5%
------------------------------------------------
Vodafone Group PLC (United Kingdom)         2.1%
------------------------------------------------
BG Group PLC (United Kingdom)               2.1%
------------------------------------------------
Fresenius Medical Care AG & Co. KGaA
  (Germany)                                 2.0%
------------------------------------------------
Volkswagen AG (Germany)                     2.0%
------------------------------------------------
Admiral Group PLC (United Kingdom)          1.9%
------------------------------------------------
Nestle SA (Switzerland)                     1.9%
------------------------------------------------
Standard Chartered PLC (United Kingdom)     1.7%
------------------------------------------------
LVMH Moet Hennessy Louis Vuitton SA
  (France)                                  1.7%
------------------------------------------------
Anheuser-Busch InBev NV (Belgium)           1.6%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
8  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


company LVMH (Louis Vuitton Moet Hennessy) and German auto manufacturer VOLKSWAGON, all of which benefited from sales into Asia.

An overweight in the industrial sector added to relative return as well. We have been enthusiastic about this sector because we expect increasing levels of capital spending from companies that have restricted spending for a number of years, but now that cash flow is good and balance sheets are stronger, finally need to reinvest. We're also seeing continued expenditure on infrastructure, particularly in emerging economies. This has all benefited industrial holdings such as U.K. engineering firm THE WEIR GROUP.

An overweight in materials, particularly the mining sector, was also advantageous as these companies performed well. Our emphasis in this area capitalizes on activity in China where demand for commodities has been extremely strong. Materials companies have also benefited from weakness in the U.S. dollar. Australia's RIO TINTO is an example of a materials holding that has been a strong performer for the Fund.

Additional individual contributors included U.K. power supply company AGGREKO, U.K. semi-conductor company ARM HOLDINGS and German renal care company FRESENIUS MEDICAL CARE. These companies exhibit key themes we've focused on, including having healthy balance sheets, reasonable growth, interesting niche positions or exposure to faster growing economies.

CHANGES TO THE FUND'S PORTFOLIO
We added to the Fund's industrials exposure over the period, including companies such as FANUC, a Japanese machine tools controls company. We


  The Fund's asset allocation strategy contributed to its outperformance of the MSCI EAFE Index.






--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

also added new holdings, including KAWASAKI HEAVY INDUSTRIES, another Japanese firm. We believe these companies may benefit from increased infrastructure expenditure and growing use of automation to reduce labor costs. Another new holding is French industrial firm LEGRAND, which we believe should benefit from efforts to improve energy efficiency.

We added to the Fund's consumer discretionary position, focusing on companies with exposure to emerging economies. We added to the Fund's holdings of LOJAS RENNER, a Brazilian retailer, and added new positions in Japanese automotive company SUZUKI MOTOR CORP., which has significant exposure to India, and German automaker Volkswagen, which has significant sales in China and Brazil.

To fund those increases we reduced the consumer staples allocation. Consumer staples companies performed well for the Fund in the more difficult economic environment of the past few years, but now that we're seeing economic growth, we think it is time to shift in favor of consumer discretionary consumption rather than staples. Hence, we sold the Fund's holdings of COLRUYT, a Belgium food retailer, and RECKITT BENCKISER, a U.K. personal goods company. We also reduced holdings of BRITISH AMERICAN TOBACCO in the U.K.

Finally, we reduced the Fund's financials exposure. We remain concerned about issues related to bank balance sheets. Consequently, we sold the Fund's holdings of BARCLAYS because we thought the company might need to raise funds and we sold the Fund's holding in Spanish bank BANCO SANTANDER due to concerns about peripheral Europe. We also sold the Fund's holdings in real estate company CHINA OVERSEAS LAND & INVESTMENT due to uncertainty over Chinese monetary policy.

OUR FUTURE STRATEGY
Geographically, the portfolio remains overweight in the Far East and emerging markets. We think the growth prospects there are materially superior to those of the developed economies. And although Asia and emerging market equities have already outperformed, we still don't think valuations fully reflect how much better their prospects are.

As of fiscal year end, the Fund remains overweight in the industrials and consumer discretionary sectors, while its telecommunications, utilities and consumer staples positions are smaller than those of the MSCI Index. We

--------------------------------------------------------------------------------
10  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


consider the outlook for those sectors unexciting either because of competitive environments or because companies within the sectors depend on slower growing domestic economies rather than faster growing overseas markets.

Our outlook for equities remains optimistic. We think valuations are attractive. In our view, corporate results and cash flow are both very strong, and the global economy is recovering, though weakly. We do think there will be some challenges. Currently, there are clearly issues in peripheral Europe. Developed markets appear likely to experience slower growth and there may be times when investors become concerned about the economic outlook. Though we think markets could remain volatile with possible setbacks, on balance, we believe equities should be on an upward trend.


Alex Lyle                              Esther Perkins, CFA(R)
Portfolio Manager                      Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle International Opportunity Fund Class A shares (from 11/1/00 to 10/31/10) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index (MSCI Index) and the Lipper International Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,941    $7,383   $11,674     $9,902
------------------------------------------------------------------------------------------
        Average annual total return                  +9.41%    -9.62%    +3.14%     -0.09%
------------------------------------------------------------------------------------------
MSCI INDEX(1)
     Cumulative value of $10,000                    $10,882    $7,499   $12,043    $14,251
------------------------------------------------------------------------------------------
     Average annual total return                     +8.82%    -9.15%    +3.79%     +3.61%
------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,106    $7,297   $11,707    $13,240
------------------------------------------------------------------------------------------
     Average annual total return                    +11.06%    -9.97%    +3.20%     +2.85%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND LINE GRAPH)

                     THREADNEEDLE INTERNATIONAL
                          OPPORTUNITY FUND
                               CLASS A                              LIPPER INTERNATIONAL
                           (INCLUDES SALES                             LARGE-CAP CORE
                                CHARGE)            MSCI INDEX(1)       FUNDS INDEX(2)
                     --------------------------    -------------    --------------------
10/00                          $ 9,425                $10,000              $10,000
1/01                             8,866                  9,967               10,057
4/01                             7,778                  9,214                9,287
7/01                             6,762                  8,381                8,484
10/01                            6,060                  7,532                7,624
1/02                             6,003                  7,440                7,648
4/02                             6,384                  7,959                8,201
7/02                             5,529                  6,984                7,173
10/02                            5,117                  6,558                6,806
1/03                             4,848                  6,351                6,548
4/03                             5,013                  6,692                6,830
7/03                             5,499                  7,457                7,566
10/03                            6,088                  8,366                8,356
1/04                             6,674                  9,353                9,292
4/04                             6,539                  9,419                9,220
7/04                             6,445                  9,358                8,986
10/04                            6,841                  9,978                9,614
1/05                             7,401                 10,928               10,443
4/05                             7,256                 10,871               10,379
7/05                             7,621                 11,376               10,897
10/05                            7,997                 11,834               11,310
1/06                             9,251                 13,471               12,956
4/06                             9,927                 14,567               13,983
7/06                             9,536                 14,165               13,397
10/06                           10,075                 15,152               14,301
1/07                            10,743                 16,210               15,370
4/07                            11,298                 17,527               16,326
7/07                            11,426                 17,624               16,513
10/07                           12,644                 19,005               18,146
1/08                            11,061                 16,314               15,669
4/08                            11,545                 17,297               16,457
7/08                            10,393                 15,556               14,774
10/08                            7,022                 10,199                9,676
1/09                             6,371                  9,231                8,634
4/09                             6,770                  9,959                9,236
7/09                             8,132                 12,109               11,271
10/09                            8,531                 13,096               11,921
1/10                             8,530                 12,960               11,888
4/10                             8,901                 13,447               12,400
7/10                             8,856                 12,923               11,965
10/10                            9,902                 14,251               13,240




(1) The Morgan Stanley Capital International (MSCI) EAFE Index (MSCI Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2010   OCT. 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,112.50        $ 8.37(c)       1.59%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.00        $ 8.00(c)       1.59%(c)
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,107.80        $12.35(c)       2.35%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.21        $11.80(c)       2.35%(c)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,108.00        $12.35(c)       2.35%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.21        $11.80(c)       2.35%(c)
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,115.40        $ 5.48          1.04%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.75        $ 5.24          1.04%
------------------------------------------------------------------------------------------

Class R
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,111.30        $ 9.63(c)       1.83%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.81        $ 9.20(c)       1.83%(c)

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2010   OCT. 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,114.10        $ 7.22          1.37%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.10        $ 6.89          1.37%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2010: +11.25% for Class A, +10.78% for Class B, +10.80% for Class C, +11.54% for Class I, +11.13% for Class R and +11.41% for Class R4.
(c) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.50% for Class A, 2.25% for Class B, 2.25% for Class C and 1.75% for Class R. Any amounts waived will not be reimbursed by the Fund. This change is effective Jan. 1, 2011. Had this change been in place for the entire six month period ended Oct. 31, 2010, the actual expenses paid would have been $8.22 for Class A, $12.09 for Class B, $12.14 for Class C and $9.53 for Class R; the hypothetical expenses paid would have been $7.85 for Class A, $11.55 for Class B, $11.60 for Class C and $9.10 for Class R. The actual and hypothetical expenses paid for Class I and Class R4 would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
16  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (96.4%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (4.5%)
Australia & New Zealand Banking Group Ltd.             167,834             $4,078,601
BHP Billiton Ltd.                                       80,749              3,315,606
CSL Ltd.                                                77,134(e)           2,480,397
Macquarie Group Ltd.                                    53,304(e)           1,890,048
Newcrest Mining Ltd.                                    85,515(e)           3,347,127
Rio Tinto Ltd.                                          35,821(e)           2,901,317
                                                                      ---------------
Total                                                                      18,013,096
-------------------------------------------------------------------------------------

BELGIUM (1.6%)
Anheuser-Busch InBev NV                                100,203              6,278,441
-------------------------------------------------------------------------------------

BERMUDA (0.6%)
SeaDrill Ltd.                                           82,724(e)           2,506,274
-------------------------------------------------------------------------------------

BRAZIL (2.3%)
Itau Unibanco Holding SA, ADR                          126,971              3,118,408
Lojas Renner SA                                         74,300              2,950,481
MRV Engenharia e Participacoes SA                      168,100              1,637,659
OGX Petroleo e Gas Participacoes SA                    121,000(b)           1,583,371
                                                                      ---------------
Total                                                                       9,289,919
-------------------------------------------------------------------------------------

CANADA (1.7%)
Canadian Pacific Railway Ltd.                           39,700              2,587,760
CGI Group, Inc., Class A                               156,900(b)           2,413,728
IESI-BFC Ltd.                                           85,910              2,010,660
                                                                      ---------------
Total                                                                       7,012,148
-------------------------------------------------------------------------------------

CHINA (3.1%)
China National Building Material Co., Ltd.,
 Series H                                              880,000              2,145,788
China Shenhua Energy Co., Ltd., Series H               417,000              1,856,083
Industrial & Commercial Bank of China, Series
 H                                                   5,011,000              4,034,143
Ping An Insurance Group Co. of China Ltd.,
 Series H                                              173,000              1,862,579
Tencent Holdings Ltd.                                  111,700              2,557,960
                                                                      ---------------
Total                                                                      12,456,553
-------------------------------------------------------------------------------------

DENMARK (1.2%)
Novo Nordisk A/S, Series B                              47,448              4,993,408
-------------------------------------------------------------------------------------

FRANCE (10.5%)
Air Liquide SA                                          24,974              3,229,325
BNP Paribas                                             65,953              4,822,011
Edenred                                                 90,163(b)           1,887,930
Legrand SA                                              82,604              3,188,075
LVMH Moet Hennessy Louis Vuitton SA                     42,114              6,597,598
Publicis Groupe SA                                      65,603(e)           3,266,678
Safran SA                                               86,406              2,738,537
Sanofi-Aventis SA                                       39,897              2,785,427
Schneider Electric SA                                   40,845              5,796,421
Societe Generale                                        81,619              4,885,770
Vinci SA                                                60,897              3,251,785
                                                                      ---------------
Total                                                                      42,449,557
-------------------------------------------------------------------------------------

GERMANY (7.5%)
BASF SE                                                 58,380              4,246,398
BMW AG                                                  57,298              4,106,312
Fresenius Medical Care AG & Co. KGaA                   123,531              7,866,432
Infineon Technologies AG                               297,558(b)           2,341,542
Kabel Deutschland Holding AG                            30,839(b)           1,388,234
Linde AG                                                17,948              2,583,256
MAN SE                                                  18,397              2,022,065


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
GERMANY (CONT.)
SAP AG                                                  39,380             $2,052,959
Siemens AG                                              30,604              3,494,913
                                                                      ---------------
Total                                                                      30,102,111
-------------------------------------------------------------------------------------

HONG KONG (3.4%)
China Overseas Land & Investment Ltd.                1,839,120(e)           3,867,586
Hong Kong Exchanges and Clearing Ltd.                  123,500              2,718,243
Li & Fung Ltd.                                         877,600              4,636,527
Sun Hung Kai Properties Ltd.                           143,000              2,450,058
                                                                      ---------------
Total                                                                      13,672,414
-------------------------------------------------------------------------------------

HUNGARY (0.2%)
OTP Bank PLC                                            31,076(b,e)           925,023
-------------------------------------------------------------------------------------

INDONESIA (0.8%)
Bank Mandiri Tbk PT                                  4,176,500              3,272,020
-------------------------------------------------------------------------------------

ITALY (0.7%)
Saipem SpA                                              63,491              2,820,539
-------------------------------------------------------------------------------------

JAPAN (13.3%)
Asahi Breweries Ltd.                                    40,300                813,813
Asahi Kasei Corp.                                      186,000              1,093,301
Asics Corp.                                             25,000                269,976
Benesse Holdings, Inc.                                   6,600                317,000
Bridgestone Corp.                                       24,300                435,751
Canon, Inc.                                             37,500              1,733,565
Daiichi Sankyo Co., Ltd.                                20,100                425,879
Don Quijote Co., Ltd.                                   15,100                412,637
East Japan Railway Co.                                   9,800                605,878
Fanuc Ltd.                                               6,300                912,079
Fujitsu Ltd.                                            72,000                492,109
Goldcrest Co., Ltd.                                     22,370(e)             482,872
Hankyu Hanshin Holdings, Inc.                          155,000                743,507
Hisamitsu Pharmaceutical Co., Inc.                      10,100(e)             414,192
Hitachi Ltd.                                            55,000                248,788
Honda Motor Co., Ltd.                                   40,900              1,492,771
Hoya Corp.                                              22,400                523,882
ITOCHU Corp.                                            70,400                617,651
J Front Retailing Co., Ltd.                            111,000                569,691
Jafco Co., Ltd.                                         11,100                232,014
JFE Holdings, Inc.                                      26,400                824,118
JGC Corp.                                               12,000                229,651
JX Holdings, Inc.                                       45,300                266,272
Kawasaki Heavy Industries Ltd.                         252,000(e)             695,216
Kawasaki Kisen Kaisha Ltd.                             136,000                530,682
Kirin Holdings Co., Ltd.                                33,000                452,740
Komatsu Ltd.                                            49,900              1,222,850
Kyocera Corp.                                            8,000                798,311
Lawson, Inc.                                            11,600                527,600
Mabuchi Motor Co., Ltd.                                  5,200                275,606
Makita Corp.                                            31,800              1,118,355
Mitsubishi Corp.                                        42,400              1,019,561
Mitsubishi Electric Corp.                              113,000              1,060,209
Mitsubishi Estate Co., Ltd.                             56,000                981,235
Mitsubishi Gas Chemical Co., Inc.                       43,000                266,112
Mitsubishi UFJ Financial Group, Inc.                   354,700              1,652,945
Mitsubishi UFJ Lease & Finance Co., Ltd.                 9,960                333,196
Mitsui & Co., Ltd.                                      41,400                650,814
Mitsui Fudosan Co., Ltd.                                33,000                623,748
Mizuho Financial Group, Inc.                           231,400                336,446
MS&AD Insurance Group Holdings, Inc.                    23,000                552,492
Murata Manufacturing Co., Ltd.                          10,500                590,437
NGK Spark Plug Co., Ltd.                                59,000                822,642
Nichirei Corp.                                          50,000                218,094
Nintendo Co., Ltd.                                       2,900                751,398
Nippon Electric Glass Co., Ltd.                         43,000                554,132
Nippon Sheet Glass Co., Ltd.                           116,000                255,151
Nippon Telegraph & Telephone Corp.                      17,300                785,777


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Nissan Motor Co., Ltd.                                 146,700             $1,294,358
Nomura Holdings, Inc.                                   43,000                223,363
NSK Ltd.                                                64,000                485,150
NTT DoCoMo, Inc.                                           606              1,020,417
ORIX Corp.                                               4,200                383,099
Osaka Gas Co., Ltd.                                    123,000                464,670
Panasonic Corp.                                         21,800                320,485
Rinnai Corp.                                             8,600                523,673
Santen Pharmaceutical Co., Ltd.                         26,000                897,577
Sanwa Holdings Corp.                                    70,000                200,075
Seven & I Holdings Co., Ltd.                            16,100                374,740
Shin-Etsu Chemical Co., Ltd.                            20,800(e)           1,053,312
Shiseido Co., Ltd.                                      11,800                246,646
SMC Corp.                                                2,100                320,989
Softbank Corp.                                          16,000                514,975
Sony Corp.                                              42,600              1,424,059
Sumitomo Corp.                                          60,800                770,672
Sumitomo Metal Industries Ltd.                         202,000                469,417
Sumitomo Metal Mining Co., Ltd.                         31,000                492,333
Sumitomo Mitsui Financial Group, Inc.                   39,400              1,180,972
Suzuki Motor Corp.                                      37,200                907,464
Takeda Pharmaceutical Co., Ltd.                         14,900                698,061
Terumo Corp.                                             9,800                497,490
The Bank of Kyoto Ltd.                                  32,000                286,318
The Chiba Bank Ltd.                                     34,000                209,991
The Dai-ichi Life Insurance Co., Ltd.                      102                123,713
The Kansai Electric Power Co., Inc.                     20,900                529,318
The Shizuoka Bank Ltd.                                  37,000                317,261
The Tokyo Electric Power Co., Inc.                      23,100                552,597
Toho Co., Ltd.                                          20,500                316,404
Tokio Marine Holdings, Inc.                             31,600                890,627
Tokyo Electron Ltd.                                     12,500                706,008
Tokyo Gas Co., Ltd.                                     71,000                334,398
Toshiba Corp.                                           56,000                280,452
Toyota Motor Corp.                                      65,300              2,320,029
Ushio, Inc.                                             27,200                453,277
Yamada Denki Co., Ltd.                                   4,830                313,917
                                                                      ---------------
Total                                                                      53,631,453
-------------------------------------------------------------------------------------

LUXEMBOURG (0.3%)
Evraz Group SA, GDR                                     45,313(b,d)         1,373,890
-------------------------------------------------------------------------------------

MEXICO (1.1%)
America Movil SAB de CV, Series L, ADR                  37,290              2,135,225
Grupo Modelo SAB de CV, Series C                       293,400              1,644,416
Wal-Mart de Mexico SAB de CV, Series V                 173,600                475,239
                                                                      ---------------
Total                                                                       4,254,880
-------------------------------------------------------------------------------------

NETHERLANDS (2.8%)
ASML Holding NV                                        104,342              3,442,006
ING Groep NV-CVA                                       524,556(b)           5,597,682
Koninklijke Philips Electronics NV                      75,717              2,289,149
                                                                      ---------------
Total                                                                      11,328,837
-------------------------------------------------------------------------------------

NORWAY (1.4%)
DnB NOR ASA                                            219,466              3,013,469
Telenor ASA                                            150,935              2,434,643
                                                                      ---------------
Total                                                                       5,448,112
-------------------------------------------------------------------------------------

SINGAPORE (1.2%)
Oversea-Chinese Banking Corp., Ltd.                    523,000(e)           3,641,881
Singapore Airlines Ltd.                                110,000              1,344,926
                                                                      ---------------
Total                                                                       4,986,807
-------------------------------------------------------------------------------------

SOUTH KOREA (1.3%)
Samsung Electronics Co., Ltd.                            4,434              2,936,085
Shinhan Financial Group Co., Ltd.                       64,591              2,500,212
                                                                      ---------------
Total                                                                       5,436,297
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SPAIN (2.0%)
Amadeus IT Holding SA, Series A                        235,032(b)          $4,785,647
Inditex SA                                              40,624(e)           3,391,777
                                                                      ---------------
Total                                                                       8,177,424
-------------------------------------------------------------------------------------

SWEDEN (3.9%)
Assa Abloy AB, Series B                                112,418(e)           2,881,045
Atlas Copco AB, Series A                               161,222              3,369,149
Autoliv, Inc., SDR                                      34,838              2,495,953
Swedish Match AB                                       159,402              4,455,010
TeliaSonera AB                                         306,124(e)           2,554,776
                                                                      ---------------
Total                                                                      15,755,933
-------------------------------------------------------------------------------------

SWITZERLAND (5.2%)
Credit Suisse Group AG                                  86,257              3,562,637
Nestle SA                                              136,371              7,468,397
SGS SA                                                   1,704              2,726,885
Syngenta AG                                             10,048              2,778,973
The Swatch Group AG                                     62,718              4,358,780
                                                                      ---------------
Total                                                                      20,895,672
-------------------------------------------------------------------------------------

TAIWAN (1.9%)
Advanced Semiconductor Engineering, Inc.               217,092                187,191
Hon Hai Precision Industry Co., Ltd.                 1,003,867              3,803,396
MediaTek, Inc.                                         123,245              1,549,771
Taiwan Semiconductor Manufacturing Co., Ltd.         1,015,049              2,082,016
                                                                      ---------------
Total                                                                       7,622,374
-------------------------------------------------------------------------------------

TURKEY (0.4%)
KOC Holding AS                                         307,981              1,450,989
-------------------------------------------------------------------------------------

UNITED KINGDOM (23.5%)
Admiral Group PLC                                      287,367              7,504,835
Aggreko PLC                                            197,292              4,978,592
ARM Holdings PLC                                       365,049              2,124,874
BG Group PLC                                           418,901              8,157,985
BP PLC                                                 835,455              5,699,612
British Airways PLC                                    634,574(b)           2,752,245
British American Tobacco PLC                           108,738              4,146,435
Burberry Group PLC                                     232,770              3,800,299
Carnival PLC                                            50,060              2,157,544
HSBC Holdings PLC                                      220,415              2,292,289
IG Group Holdings PLC                                  383,980              3,251,398
Lonmin PLC                                              78,885(b)           2,210,552
Prudential PLC                                         324,258              3,275,611
Rio Tinto PLC                                          153,636              9,934,837
Shire PLC                                              172,475              4,064,952
Standard Chartered PLC                                 232,023              6,711,894
Tesco PLC                                              764,939              5,231,409
The Weir Group PLC                                     128,615              3,210,522
Tullow Oil PLC                                         251,231              4,769,888
Vodafone Group PLC                                   3,032,718              8,253,045
                                                                      ---------------
Total                                                                      94,528,818
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $314,023,031)                                                     $388,682,989
-------------------------------------------------------------------------------------



PREFERRED STOCKS (1.9%)(c)
ISSUER                                                 SHARES                VALUE(a)
GERMANY
Volkswagen AG                                           51,516             $7,740,817
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $4,691,577)                                                         $7,740,817
-------------------------------------------------------------------------------------



RIGHTS (0.1%)(c)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM
Standard Chartered PLC                                  29,002(b)            $244,184
-------------------------------------------------------------------------------------
TOTAL RIGHTS
(Cost: $--)                                                                  $244,184
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.6%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                6,508,038(f)          $6,508,038
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $6,508,038)                                                         $6,508,038
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (6.4%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (0.2%)
Antalis US Funding Corp.
 11-08-10                            0.310%           $999,716               $999,716
-------------------------------------------------------------------------------------




                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS (6.2%)(g)
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $1,848,326                          0.230%          $1,848,290            $1,848,290
Mizuho Securities USA, Inc.
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $15,000,313                         0.250           15,000,000            15,000,000
Pershing LLC
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $7,000,187                          0.320            7,000,000             7,000,000
RBS Securities, Inc.
 dated 10-29-10, matures 11-01-10
 repurchase price
 $1,000,031                          0.370            1,000,000             1,000,000
                                                                      ---------------
Total                                                                      24,848,290
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $25,848,006)                                                       $25,848,006
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $351,070,652)(h)                                                  $429,024,034
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(a)
-----------------------------------------------------------------------
Aerospace & Defense                             0.7%         $2,738,537
Airlines                                        1.0           4,097,171
Auto Components                                 0.9           3,754,346
Automobiles                                     2.5          10,120,934
Automotive                                      1.9           7,740,817
Beverages                                       2.3           9,189,410
Biotechnology                                   0.6           2,480,397
Building Products                               0.8           3,336,271
Capital Markets                                 1.5           5,908,062
Chemicals                                       3.8          15,250,677
Commercial Banks                               11.8          47,523,838
Commercial Services & Supplies                  2.2           8,877,182
Computers & Peripherals                         0.2             772,561
Construction & Engineering                      0.9           3,481,436
Construction Materials                          0.5           2,145,788
Consumer Finance                                0.1             383,099
Distributors                                    1.2           4,636,527
Diversified Consumer Services                   0.1             317,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(a)
-----------------------------------------------------------------------
Diversified Financial Services                  3.0%        $11,900,519
Diversified Telecommunication Services          1.4           5,775,196
Electric Utilities                              0.3           1,081,915
Electrical Equipment                            2.7          10,773,588
Electronic Equipment, Instruments &
  Components                                    1.6           6,518,946
Energy Equipment & Services                     1.3           5,326,813
Food & Staples Retailing                        1.6           6,608,988
Food Products                                   1.9           7,686,491
Gas Utilities                                   0.2             799,068
Health Care Equipment & Supplies                0.1             497,490
Health Care Providers & Services                2.0           7,866,432
Hotels, Restaurants & Leisure                   0.5           2,157,544
Household Durables                              1.0           3,905,876
Industrial Conglomerates                        2.0           7,978,558
Insurance                                       3.5          14,209,857
Internet Software & Services                    0.6           2,557,960
IT Services                                     1.8           7,199,375
Machinery                                       3.3          13,356,375
Marine                                          0.1             530,682
Media                                           1.2           4,971,316
Metals & Mining                                 6.2          24,869,197
Multiline Retail                                1.0           3,932,809
Office Electronics                              0.4           1,733,565
Oil, Gas & Consumable Fuels                     5.5          22,333,211
Personal Products                               0.1             246,646
Pharmaceuticals                                 3.5          14,279,496
Professional Services                           0.7           2,726,885
Real Estate Management & Development            2.1           8,405,499
Road & Rail                                     0.8           3,193,638
Semiconductors & Semiconductor
  Equipment                                     3.8          15,369,493
Software                                        0.7           2,804,357
Specialty Retail                                0.9           3,705,694
Textiles, Apparel & Luxury Goods                3.7          15,026,653
Tobacco                                         2.1           8,601,445
Trading Companies & Distributors                0.8           3,058,698
Wireless Telecommunication Services             3.0          11,923,662
Other(1)                                        8.0          32,356,044
-----------------------------------------------------------------------
Total                                                      $429,024,034
-----------------------------------------------------------------------




(1) Cash & Cash Equivalents

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     GDR  -- Global Depositary Receipt
     SDR  -- Swedish Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2010, the value of these securities amounted to $1,373,890 or 0.34% of net assets.

(e) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f) Affiliated Money Market Fund - See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(g) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.


DEUTSCHE BANK AG (0.230%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $1,885,256
-----------------------------------------------------------
Total market value of collateral securities      $1,885,256
-----------------------------------------------------------


MIZUHO SECURITIES USA, INC. (0.250%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $5,577,051
Freddie Mac Gold Pool                             2,294,934
Freddie Mac Non Gold Pool                           912,198
Freddie Mac REMICS                                1,279,565
Ginnie Mae I Pool                                 3,146,158
Government National Mortgage Association          2,090,094
-----------------------------------------------------------
Total market value of collateral securities     $15,300,000
-----------------------------------------------------------




--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



PERSHING LLC (0.320%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $1,066,662
Fannie Mae REMICS                                   494,693
Fannie Mae Whole Loan                                 8,228
Federal Farm Credit Bank                            250,690
Federal Home Loan Banks                              91,409
Federal Home Loan Mortgage Corp                      12,399
Federal National Mortgage Association               144,490
Freddie Mac Gold Pool                               970,894
Freddie Mac REMICS                                  596,155
Ginnie Mae I Pool                                   904,030
Ginnie Mae II Pool                                  811,199
Government National Mortgage Association            756,639
United States Treasury Inflation Indexed
  Bonds                                              13,653
United States Treasury Note/Bond                  1,018,860
-----------------------------------------------------------
Total market value of collateral securities      $7,140,001
-----------------------------------------------------------


RBS SECURITIES, INC. (0.370%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
American Express Issuance Trust                        $100
Ameriquest Mortgage Securities Inc                   53,278
BA Credit Card Trust                                 12,819
Bear Stearns Asset Backed Securities Trust            9,000
Capital Auto Receivables Asset Trust                    241
Capital One Multi-Asset Execution Trust              18,263
Chase Issuance Trust                                 15,178
Citibank Credit Card Issuance Trust                 102,814
Citigroup Commercial Mortgage Trust                   5,153
Credit-Based Asset Servicing and
  Securitization LLC                                 11,523
Discover Card Master Trust                           37,825
First National Master Note Trust                     12,057
Ford Credit Auto Owner Trust                          5,898
GE Capital Credit Card Master Note Trust             39,209
Goal Capital Funding Trust                            2,397
Greenwich Capital Commercial Funding Corp            77,738
GS Mortgage Securities Corp II                       59,504
Hyundai Auto Receivables Trust                       60,299
Keycorp Student Loan Trust                              143
Massachusetts Educational Financing Authority        11,897
MBNA Master Credit Card Trust                        36,678
Morgan Stanley Dean Witter Capital I                  2,980
Nelnet Student Loan Trust                           126,367
Nissan Auto Lease Trust                              20,380


--------------------------------------------------------------------------------
24  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



RBS SECURITIES, INC. (0.370%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Renaissance Home Equity Loan Trust                       $9
SLM Student Loan Trust                              260,811
Terwin Mortgage Trust                                32,233
Wachovia Bank Commercial Mortgage Trust              35,225
-----------------------------------------------------------
Total market value of collateral securities      $1,050,019
-----------------------------------------------------------



(h) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $356,478,663 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $78,557,622
     Unrealized depreciation                          (6,012,251)
     -----------------------------------------------------------
     Net unrealized appreciation                     $72,545,371
     -----------------------------------------------------------







--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
26  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                FAIR VALUE AT OCT. 31, 2010
                            ------------------------------------------------------------------
                                  LEVEL 1            LEVEL 2
                               QUOTED PRICES          OTHER          LEVEL 3
                                 IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)              IDENTICAL ASSETS(B)       INPUTS         INPUTS           TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                 $388,682,989               $--         $--        $388,682,989
  Preferred Stocks                 7,740,817                --          --           7,740,817
  Rights                             244,184                --          --             244,184
----------------------------------------------------------------------------------------------
Total Equity Securities          396,667,990                --          --         396,667,990
----------------------------------------------------------------------------------------------
Other
  Affiliated Money
     Market Fund(c)                6,508,038                --          --           6,508,038
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                  --        25,848,006          --          25,848,006
----------------------------------------------------------------------------------------------
Total Other                        6,508,038        25,848,006          --          32,356,044
----------------------------------------------------------------------------------------------
Total                           $403,176,028       $25,848,006         $--        $429,024,034
----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $196,009,324. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.



--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
28  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $318,714,608)                           396,667,990
  Affiliated money market fund (identified cost $6,508,038)                        6,508,038
  Investments of cash collateral received for securities on loan
    (identified cost $25,848,006)                                                 25,848,006
--------------------------------------------------------------------------------------------
Total investments in securities (identified cost $351,070,652)                   429,024,034
Cash                                                                                       1
Foreign currency holdings (identified cost $269,407)                                 277,917
Capital shares receivable                                                            177,186
Dividends and accrued interest receivable                                            584,350
Receivable for investment securities sold                                          9,382,266
Reclaims receivable                                                                  847,411
--------------------------------------------------------------------------------------------
Total assets                                                                     440,293,165
--------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                               853,117
Payable for investment securities purchased                                       10,235,098
Payable upon return of securities loaned                                          25,848,006
Accrued investment management services fees                                            8,740
Accrued distribution fees                                                              2,394
Accrued transfer agency fees                                                           7,706
Accrued administrative services fees                                                     885
Accrued plan administration services fees                                                  1
Other accrued expenses                                                               153,487
--------------------------------------------------------------------------------------------
Total liabilities                                                                 37,109,434
--------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                             $ 403,183,731
--------------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                                $     457,558
Additional paid-in capital                                                       472,104,982
Undistributed net investment income                                                2,093,384
Accumulated net realized gain (loss)                                            (149,586,789)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies              78,114,596
--------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock       $ 403,183,731
--------------------------------------------------------------------------------------------
*Value of securities on loan                                                   $  24,789,197
--------------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $255,611,550           29,053,332                       $8.80(1)
Class B          $ 14,408,870            1,670,230                       $8.63
Class C          $  8,100,660              962,688                       $8.41
Class I          $123,175,619           13,857,362                       $8.89
Class R          $  1,733,789              195,101                       $8.89
Class R4         $    153,243               17,066                       $8.98
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.34. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  29

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                                        8,656,849
Income distributions from affiliated money market fund                              12,802
Income from securities lending -- net                                              235,685
Foreign taxes withheld                                                            (995,169)
------------------------------------------------------------------------------------------
Total income                                                                     7,910,167
------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                                              3,025,818
Distribution fees
  Class A                                                                          618,574
  Class B                                                                          180,052
  Class C                                                                           74,227
  Class R                                                                            7,013
  Class R3                                                                               8
Transfer agency fees
  Class A                                                                          757,379
  Class B                                                                           58,833
  Class C                                                                           23,388
  Class R                                                                            1,243
  Class R3                                                                               2
  Class R4                                                                             110
  Class R5                                                                               2
Administrative services fees                                                       312,222
Plan administration services fees
  Class R                                                                            2,869
  Class R3                                                                               8
  Class R4                                                                             414
Compensation of board members                                                       11,546
Custodian fees                                                                      87,975
Printing and postage                                                                65,340
Registration fees                                                                   75,750
Professional fees                                                                   39,299
Other                                                                               54,420
------------------------------------------------------------------------------------------
Total expenses                                                                   5,396,492
------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                  2,513,675
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                                         17,166,607
  Foreign currency transactions                                                   (161,752)
------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         17,004,855
Net change in unrealized appreciation (depreciation) on investments and
  on translation of assets and liabilities in foreign currencies                39,367,749
------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           56,372,604
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $58,886,279
------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                               2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                           $  2,513,675  $  5,152,573
Net realized gain (loss) on investments                                     17,004,855   (98,948,086)
Net change in unrealized appreciation (depreciation) on investments and
  on translation of assets and liabilities in foreign currencies            39,367,749   163,562,358
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             58,886,279    69,766,845
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                 (4,051,775)   (6,677,493)
    Class B                                                                   (131,408)     (342,205)
    Class C                                                                   (106,618)      (37,640)
    Class I                                                                 (2,509,317)   (2,569,064)
    Class R                                                                    (20,822)          (92)
    Class R3                                                                       (64)         (103)
    Class R4                                                                    (4,320)       (5,693)
    Class R5                                                                       (81)         (112)
----------------------------------------------------------------------------------------------------
Total distributions                                                         (6,824,405)   (9,632,402)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                            17,231,723    34,145,042
  Class B shares                                                             1,231,440     2,780,483
  Class C shares                                                             1,934,079     5,418,122
  Class I shares                                                             5,619,957    32,394,436
  Class R shares                                                               639,098     1,113,710
  Class R4 shares                                                               75,291        40,899
Reinvestment of distributions at net asset value
  Class A shares                                                             3,953,148     6,510,561
  Class B shares                                                               128,655       333,747
  Class C shares                                                               104,393        36,537
  Class I shares                                                             2,509,182     2,568,878
  Class R shares                                                                20,822            --
  Class R4 shares                                                                4,320         5,693
Conversions from Class B to Class A
  Class A shares                                                             4,433,546     5,124,288
  Class B shares                                                            (4,433,546)   (5,124,288)
Payments for redemptions
  Class A shares                                                           (60,821,656)  (73,172,762)
  Class B shares                                                            (4,971,137)   (7,655,726)
  Class C shares                                                            (1,820,223)   (1,010,812)
  Class I shares                                                           (17,744,181)  (10,235,698)
  Class R shares                                                              (249,287)      (61,328)
  Class R3 shares                                                               (3,684)           --
  Class R4 shares                                                             (171,863)      (24,761)
  Class R5 shares                                                               (3,679)           --
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (52,333,602)   (6,812,979)
----------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)                                       --       270,486
----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       (271,728)   53,591,950
Net assets at beginning of year                                            403,455,459   349,863,509
----------------------------------------------------------------------------------------------------
Net assets at end of year                                                 $403,183,731  $403,455,459
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                       $  2,093,384  $  5,851,439
----------------------------------------------------------------------------------------------------


The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $7.70       $6.52       $11.83       $9.54       $7.66
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .09          .17         .07         .06
Net gains (losses) (both realized and
  unrealized)                                        1.18        1.26        (5.40)       2.34        1.91
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.22        1.35        (5.23)       2.41        1.97
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --         .01           --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)       (.18)        (.08)       (.12)       (.09)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.80       $7.70        $6.52      $11.83       $9.54
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.09%      21.49%(a)   (44.46%)     25.52%      25.98%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Total expenses                                      1.50%       1.65%        1.45%       1.34%       1.48%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .53%       1.34%        1.68%        .63%        .76%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $256        $258         $248        $520        $464
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         97%          78%         84%         79%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $7.54       $6.34       $11.50       $9.27       $7.44
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)        .04          .10        (.01)         --
Net gains (losses) (both realized and
  unrealized)                                        1.16        1.23        (5.26)       2.28        1.86
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.14        1.27        (5.16)       2.27        1.86
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --         .01           --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)       (.08)          --        (.04)       (.03)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.63       $7.54        $6.34      $11.50       $9.27
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.20%      20.53%(a)   (44.87%)     24.56%      25.07%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Total expenses                                      2.25%       2.44%        2.21%       2.11%       2.25%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.20%)       .61%         .98%       (.10%)       .01%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $14         $20          $27         $72         $77
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         97%          78%         84%         79%
----------------------------------------------------------------------------------------------------------



                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $7.41       $6.27       $11.39       $9.19       $7.40
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)        .02          .09        (.01)         --
Net gains (losses) (both realized and
  unrealized)                                        1.13        1.23        (5.20)       2.27        1.84
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.11        1.25        (5.11)       2.26        1.84
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --         .01           --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.11)       (.12)        (.01)       (.06)       (.05)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.41       $7.41        $6.27      $11.39       $9.19
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.20%      20.49%(a)   (44.92%)     24.66%      24.93%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Total expenses                                      2.26%       2.34%        2.21%       2.10%       2.25%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.21%)       .24%         .91%       (.12%)      (.01%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $8          $7           $2          $4          $3
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         97%          78%         84%         79%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $7.77       $6.60       $11.97       $9.64       $7.75
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09         .13          .21         .12         .11
Net gains (losses) (both realized and
  unrealized)                                        1.20        1.26        (5.45)       2.38        1.92
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.29        1.39        (5.24)       2.50        2.03
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --         .01           --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.17)       (.23)        (.13)       (.17)       (.14)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.89       $7.77        $6.60      $11.97       $9.64
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.84%      22.06%(a)   (44.18%)     26.22%      26.50%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Total expenses                                       .94%       1.03%         .97%        .88%        .99%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.08%       2.00%        2.14%       1.13%       1.22%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $123        $117          $73        $131        $105
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         97%          78%         84%         79%
----------------------------------------------------------------------------------------------------------



                                                                Year ended Oct. 31,
CLASS R*                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(c)
Net asset value, beginning of period                $7.81       $6.62       $11.98       $10.08
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03         .01          .16          .03
Net gains (losses) (both realized and
  unrealized)                                        1.19        1.35        (5.45)        2.04
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.22        1.36        (5.29)        2.07
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --         .01           --           --
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.14)       (.18)        (.07)        (.17)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.89       $7.81        $6.62       $11.98
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.90%      21.42%(a)   (44.40%)      20.81%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
  waiver/reimbursement                              1.75%       1.71%        1.77%      1.68%(d)
-----------------------------------------------------------------------------------------------
Net expenses after expense
  waiver/reimbursement(e)                           1.75%       1.71%        1.52%      1.68%(d)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .32%        .11%        1.61%       .36%(d)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2          $1          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         97%          78%          84%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $7.85       $6.68       $12.06       $9.72       $7.70
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05         .12          .18         .09         .09
Net gains (losses) (both realized and
  unrealized)                                        1.23        1.27        (5.46)       2.39        1.93
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.28        1.39        (5.28)       2.48        2.02
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                    --         .01           --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)       (.23)        (.10)       (.14)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.98       $7.85        $6.68      $12.06       $9.72
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.49%      21.71%(a)   (44.08%)     25.85%      26.23%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                               1.25%       1.33%        1.26%       1.18%       1.29%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(e)                                   1.25%       1.28%        1.01%       1.18%       1.29%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .61%       1.75%        1.77%        .85%       1.02%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--         $--          $1
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         97%          78%         84%         79%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) During the year ended Oct. 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.08%
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) For the period from Dec. 11, 2006 (when shares became available) to Oct. 31, 2007.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Threadneedle International Opportunity Fund (the Fund) is a series of RiverSource International Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R and Class R4 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 shares are not subject to sales charges, however, this class is closed to new investors effective Dec. 31, 2010.

At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).


--------------------------------------------------------------------------------
36  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares. At Oct. 31, 2010, the affiliated funds-of-funds owned approximately 30% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their

--------------------------------------------------------------------------------
38  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and

--------------------------------------------------------------------------------
40  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010
At Oct. 31, 2010, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                         $66,588
--------------------------------------------------------------------------




CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                           $599
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
At Oct. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $471,000 for the year ended Oct. 31, 2010.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $61,165 for the

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 0.78% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $644.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R and Class R4 shares. In addition, the Transfer Agent charged an

--------------------------------------------------------------------------------
42  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.31%
Class B..............................................  0.33
Class C..............................................  0.32
Class R..............................................  0.09
Class R4.............................................  0.07


Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $716,000 and $62,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $148,945 for Class A, $11,063 for Class B and $241 for Class C for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.50%
Class B..............................................  2.25
Class C..............................................  2.25
Class I..............................................  1.05
Class R..............................................  1.75
Class R4.............................................  1.35


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
44  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $302,982,904 and $353,972,888, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
CLASS A
Sold                                        2,175,502    5,264,019
Converted from Class B*                       563,341      698,224
Reinvested distributions                      504,228    1,043,359
Redeemed                                   (7,692,765) (11,588,871)
------------------------------------------------------------------
Net increase (decrease)                    (4,449,694)  (4,583,269)
------------------------------------------------------------------

CLASS B
Sold                                          158,011      447,082
Reinvested distributions                       16,622       54,268
Converted to Class A*                        (573,546)    (711,799)
Redeemed                                     (641,438)  (1,262,785)
------------------------------------------------------------------
Net increase (decrease)                    (1,040,351)  (1,473,234)
------------------------------------------------------------------

CLASS C
Sold                                          252,980      775,246
Reinvested distributions                       13,845        6,049
Redeemed                                     (240,872)    (153,380)
------------------------------------------------------------------
Net increase (decrease)                        25,953      627,915
------------------------------------------------------------------

CLASS I
Sold                                          698,584    5,147,285
Reinvested distributions                      318,424      410,364
Redeemed                                   (2,185,823)  (1,552,225)
------------------------------------------------------------------
Net increase (decrease)                    (1,168,815)   4,005,424
------------------------------------------------------------------

CLASS R**
Sold                                           81,554      149,456
Reinvested distributions                        2,626           --
Redeemed                                      (31,236)      (7,795)
------------------------------------------------------------------
Net increase (decrease)                        52,944      141,661
------------------------------------------------------------------

CLASS R3
Redeemed                                         (496)          --
------------------------------------------------------------------
Net increase (decrease)                          (496)          --

------------------------------------------------------------------


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
CLASS R4
Sold                                            9,800        6,351
Reinvested distributions                          541          898
Redeemed                                      (22,143)      (3,526)
------------------------------------------------------------------
Net increase (decrease)                       (11,802)       3,723
------------------------------------------------------------------

CLASS R5
Redeemed                                         (496)          --
------------------------------------------------------------------
Net increase (decrease)                          (496)          --
------------------------------------------------------------------


 * Automatic conversion of Class B shares to Class A shares based on the original purchase date.
**  Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon return of the securities loaned. At Oct. 31, 2010, securities valued at $24,789,197 were on loan, secured by cash collateral of $25,848,006 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.


--------------------------------------------------------------------------------
46  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $235,685 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $111,575,612 and $115,284,362, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to Oct. 14, 2010, the credit facility agreement, which was a

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Oct. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds the Fund received $270,486, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $552,675 and accumulated net realized loss has been decreased by $44,415,111 resulting in a net reclassification adjustment to decrease paid-in capital by $44,967,786.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                            2010        2009
------------------------------------------------------------------
Ordinary income...........................  $6,824,405  $9,632,402
Long-term capital gain....................          --          --




--------------------------------------------------------------------------------
48  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $   3,408,726
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(145,483,337)
Unrealized appreciation (depreciation)..........  $  72,695,802


For federal income tax purposes, the Fund had a capital loss carry-over of $145,483,337 at Oct. 31, 2010, that if not offset by capital gains will expire as follows:


    2011           2016           2017
$38,262,972    $12,069,463    $95,150,902


For the year ended Oct. 31, 2010, $14,534,698 of capital loss carry-over was utilized and $44,697,300 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

GEOGRAPHIC CONCENTRATION RISK
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic region in which the Fund focuses its investments. The Fund may be more volatile than a more geographically diversified fund.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Board of Directors of the Fund has approved the proposed merger of the Fund into Columbia Multi-Advisor International Equity Fund. It is currently anticipated that a meeting of shareholders will be held during the first half of 2011 to vote on the proposal.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On Dec. 9, 1020, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise

--------------------------------------------------------------------------------
50  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle International Opportunity Fund (one of the portfolios constituting the RiverSource International Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
52  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Threadneedle International Opportunity Fund of the RiverSource International Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  53

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%
    Foreign Taxes Paid...........................................   $778,377
                                                                    $5,710,-
    Foreign Source Income........................................  884


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
54  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
56  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT  59

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
60  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2010 ANNUAL REPORT

THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                 S-6140 AJ (12/10)

Item 2. Code of Ethics.

     (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

     The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource International Series, Inc. were as follows:

                        2010 - $123,988   2009 - $124,937

(b) Audit-Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review and the 2010 transfer agent 17Ad-13 review for RiverSource International Series, Inc. were as follows:

                          2010 - $2,255   2009 - $1,125

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource International Series, Inc. were as follows:

                         2010 - $17,405   2009 - $13,992

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource International Series, Inc. were as follows:

                              2010 - $0   2009 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                      2010 - $2,445,621   2009 - $837,603

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as
     Exhibit99.CERT.

     (a)(3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource International Series, Inc.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date December 20, 2010


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date December 20, 2010